WACHOVIA CORPORATION
LIST OF SUBSIDIARIES AS OF 12/31/05     (1)
ABCA, Inc (Jacksonville, FL)      (3)
      -1005 Corp. (Charlotte, NC)
      -Melbourne Atlantic Joint Venture (20%-NV) (Jacksonville, FL)
BluePoint Holdings Limited (Hamilton, Bermuda)
      -BluePoint Re Limited (Hamilton, Bermuda)
Capitol Finance Group, Inc. (Charlotte, NC)
      -Energy Search LP (7.7%-NV) (INACTIVE)
Celadon, Inc. (Charlotte, NC) (INACTIVE)
Central Fidelity Capital Trust I (Richmond, VA)
Central Fidelity Properties, Inc. (Richmond, VA)
CoreStates Holdings, Inc. (Wilmington, DE)
      -United Bancshares, Inc. (5.70%) (Philadelphia, PA)      (7)
           —United Bank of Philadelphia (Philadelphia, PA)      (4)
EVEREN Capital Corporation (Charlotte, NC)
      -Bateman Eichler, Hill Richards Realty Services, Inc. (Wilmington, DE)
           —Bateman Eichler, Hill Richards Housing Investors, Inc. (Wilmington, DE)
      -Bateman Eichler, Hill Richards Realty Co., Incorporated (Charlotte, NC)
           —BEHR Housing Investors 1981-1, L.P. (1%-NV) (Chicago, IL)      **
      -Bayshore Insurance Agency, Inc. (La Porte, Texas)
      -BPL Holdings, Inc. (Richmond, VA)
           —Boettcher Properties, Ltd. (Richmond, VA)
               —The Boettcher 1981-2 Drilling Program, Ltd. (11%-NV) (Chicago, IL)
      -JW Genesis Financial Group, Inc. (Boca Raton, FL) (ACQUIRED INACTIVE)
      -KSI Insurance Agency, Inc. of Ohio (0%) (Chicago, IL)      *
      -PFS General Agency of Texas, Inc. (0%) (Dallas, TX)      *
      -Wachovia Capital Markets, LLC (Charlotte, NC)
      -Wachovia Investment Holdings, LLC (Charlotte, NC)
           —CoLTS 2005-1, Ltd. (45%) (George Town, Cayman Islands)
           —Highland Glen, LLC (75%) (Charlotte, NC)
           —Odyssey Energy Services, LLC (60%) (Tulsa, OK)     (91)
           —Wachovia Proprietary Equity Trading, LLC (95%) (Baltimore, MD)
           —WIH CDO, LLC (Charlotte, NC)
           —WIH Holdings (Port Louis, Mauritius)
     -Wachovia Securities Holdings, LLC (Charlotte, NC)
           —Wachovia Securities Financial Holdings, LLC (62%) (Richmond, VA)
                —FA Recruiting Services, LLC (Richmond, VA)
                —First Clearing, LLC (Glen Allen, VA)
                —Wachovia Securities Insurance Agency of Puerto Rico, Inc. (Hato Rey (San Juan), Puerto Rico)
                —Wachovia Securities, LLC (Richmond, VA)
                     —Bache Insurance Agency of Oklahoma, Inc. (New York, NY) (INACTIVE)     **
                     —Wachovia Securities (Argentina) LLC (Buenos Aires, Argentina)
                         —Wachovia Securities Servicos e Participacoes (Brasil) LTDA (0.01%) (Sao Paulo, Brazil)     (38)
                     —Wachovia Securities Servicos e Participacoes (Brasil) LTDA (99.99%)(Sao Paulo, Brazil)     (38)
                     —Wachovia Securities (Chile) LLC (Santiago, Chile)
                     —Wachovia Securities (Montevideo) Usuaria de Zona Franca S.A. (Montevideo, Uruguay)
                     —Wachovia Securities (Uruguay) S.A. (Montevideo, Uruguay)

                —Wachovia Securities Financial Network, LLC (Richmond, VA)
                —WS Insurance Agency of Wyoming, LLC (Casper, WY)
                —WS Insurance Services, LLC (Richmond, VA)
                     —WS Insurance Services of Massachusetts, LLC (Boston, MA)
Farmington, Incorporated (Charlotte, NC)
FCC-PR, Inc (Philadelphia, PA)     (3)
Fidelcor Business Credit Corporation (Philadelphia, PA)
Financial Life Insurance Company of Georgia (Atlanta, GA) (ACQUIRED INACTIVE)
First American Service Corporation (Roanoke, VA)
      -Long, Travers & FASC (40%-NV) (Springfield, VA)
First Union Capital I (Wilmington, DE)
First Union Capital II (Wilmington, DE)
First Union Capital III (Wilmington, DE) (UNACTIVATED)
First Union Community Development Corporation (Charlotte, NC)
      -Headhouse Retail Associates, L.P. (99.99%-NV) (Philadelphia, PA)
      -Housing Equity Fund of Virginia I, L.P. (6.945%-NV) (Richmond, VA)
      -Parkchester Limited Partnership (99%-NV) (Roanoke, VA)
      -Roanoke Community Development Corporation (27.778%) (Roanoke, VA) (INACTIVE)     (6)
First Union Institutional Capital I (Wilmington, DE)
First Union Institutional Capital II (Wilmington, DE)
First Union Title Corporation (Atlanta, GA)
      -Wachovia/Maher Partners (50%) (Wayne, PA)
Forum Capital Markets, LLC (Charlotte, NC)
FUNC Holdings, Inc. (Jacksonville, FL)
      -GreenLink LLC (Jacksonville, FL)
           —OmniServe of Alabama, L.L.C. (Birmingham, AL)
      -GreenLink Alabama Title Services, LLC (Jacksonville, FL)
GHW Acquisition Corp. (Charlotte, NC) (UNACTIVATED)
IJL 2004, LLC (Charlotte, NC)
Jefferson Properties, Inc. (Charlottesville, VA)

Macro*World Research Corporation (Charlotte, NC)
Meridian Investment Company (Malvern, PA) (INACTIVE)
OFFIT Compass, Inc. (70%) (ACQUIRED INACTIVE)
OFFITBANK Cross Market Fund, Inc. (ACQUIRED INACTIVE)
OFFITBANK Derivatives, Inc. (New York, NY) (INACTIVE)
OFFITBANK Energy Fund, Inc. (New York, NY) (INACTIVE)
OFFITBANK Greater China, Inc. (ACQUIRED INACTIVE)
OFFITBANK Latin America Fund, Inc. (New York, NY) (INACTIVE)
OFFITBANK M-R Securities Fund, Inc. (ACQUIRED INACTIVE)
Palmer & Cay, Inc. (Charlotte, NC)
      -BenefitElect Alliance, LLC (50%) (Savannah, GA)
      -Chatham Atlantic Re Ltd. (90%) (Hamilton, Bermuda)
      -Palmer & Cay Holdings, Inc. (Savannah, GA)
           —Palmer & Cay Insurance Agency of Massachusetts, LLC (Savannah, GA)
           —Palmer & Cay of Arkansas, LLC (Savannah, GA)
           —Palmer & Cay of Colorado, LLC (Savannah, GA)
           —Palmer & Cay of Connecticut, LLC (Savannah, GA)
           —Palmer & Cay of District of Columbia, LLC (Savannah, GA)
           —Palmer & Cay of Florida, LLC (Savannah, GA)
           —Palmer & Cay of Georgia, LLC (Savannah, GA)
           —Palmer & Cay of Illinois, LLC (Savannah, GA)
           —Palmer & Cay of Kansas, LLC (Savannah, GA)
           —Palmer & Cay of Kentucky, LLC (Savannah, GA)
           —Palmer & Cay of Louisiana, LLC (Savannah, GA)
           —Palmer & Cay of Maryland, LLC (Savannah, GA)
           —Palmer & Cay of Michigan, LLC (Savannah, GA)
           —Palmer & Cay of Minnesota, LLC (Savannah, GA)
           —Palmer & Cay of Mississippi, LLC (Savannah, GA)
           —Palmer & Cay of Missouri, LLC (Savannah, GA)
           —Palmer & Cay of New York, LLC (Savannah, GA)
           —Palmer & Cay of North Carolina, LLC (Savannah, GA)
           —Palmer & Cay of Ohio, LLC (Savannah, GA)
           —Palmer & Cay of Pennsylvania, LLC (Savannah, GA)
           —Palmer & Cay of South Carolina, LLC (Savannah, GA)
           —Palmer & Cay of Tennessee, LLC (Savannah, GA)
           —Palmer & Cay of Texas, LLC (Savannah, GA)
           —Palmer & Cay of Virginia, LLC (Savannah, GA)
           —Palmer & Cay of Wisconsin, LLC (Savannah, GA)
           —P & C Select, LLC (Savannah, GA)
      -Palmer & Cay Investment Services, Inc. (Savannah, GA)
      -Palmer & Cay Real Estate, Inc. (Savannah, GA)
      -Palmer & Cay Reinsurance Services, LLC (80%) (Savannah, GA)
      -Palmer & Cay Securities Corporation (Richmond, VA)
      -PreFi Solutions, LLC (85%) (Savannah, GA)
PDK, LLC (Atlanta, GA)

Pentagon Finance, LLC (Charlotte, NC)
PRN Holdings, Inc. (Wilmington, DE)
Signet Student Loan Corporation (Richmond, VA)
Structured Asset Investors, LLC (Charlotte, NC)
Structured Credit Partners, LLC (New York, NY)
Structured Principal Strategies Holdings, LLC (Hamilton, Bermuda)
Synthetic Fixed-Income Securities, Inc. (Charlotte, NC)
The Fairfax Corporation (Charlotte, NC)
      -Real Estate Consultants of the South, Inc. (Charlotte, NC)
The Wachovia Foundation, Inc. (Charlotte, NC)      **
TRSTE, Inc. (Charlotte, NC)
TRSTE II, Inc. (Nashville, TN)
Tryon Management, Inc. (Charlotte, NC)
United Bancshares, Inc. (100%-NV) (Philadelphia, PA)      (7)
Union Hamilton Reinsurance, Ltd. (Hamilton, Bermuda)      (40)
           —Besso Holdings Limited (40.86%) (London, England)
                —Besso Limited (London, England)      (4)
                —CBC UK Limited (London, England)      (4)
                —Global Flying Insurance Brokers Limited (London, England)      (4)
Union Hamilton Special Purpose Funding 2005-1, LLC (Charlotte, NC)
           —Union Hamilton Reinsurance, Ltd. (66.6666%-NV) (Hamilton, Bermuda)      (40)
Union Hamilton Special Purpose Funding 2005-2, LLC (Charlotte, NC)
           —Union Hamilton Reinsurance, Ltd. (33.3333%-NV) (Hamilton, Bermuda)      (40)
Wachovia Alternative Strategies, Inc. (Charlotte, NC)
      -Evergreen Private Equity Fund, L.P. (1.02%-NV) (Charlotte, NC)      **      (79)
      -Evergreen Private Equity Fund II, L. P. (1%-NV) (Charlotte, NC)      **
      -Evergreen Private Investment Funds – Absolute Return Fund, Accredited, L.P. (Charlotte, NC)      **
      -Evergreen Private Investment Funds – Absolute Return Fund, Super Accredited, L.P. (0.34%-NV) (Charlotte, NC)      **
      -Evergreen Private Investment Funds – Global Multi-Strategy Fund, Accredited, L.P. (Charlotte,NC)      **      (81)
      -Evergreen Private Investment Funds – Hedged Equities Super Accredited, L. P. (0.11%-NV) (Charlotte, NC)      **
      -Evergreen Private Investment Funds – Hedged Specialists Fund, Accredited, L.P. (Charlotte, NC)      **      (39)
      -Evergreen Private Investment Funds – Hedged Technology Fund, Accredited, L. P. (1.55%-NV)(Charlotte, NC)      **      (20)
      -Evergreen Private Investment Funds – Managed Strategies, Offshore, Ltd. (George Town, Cayman Islands)      **

      -Evergreen Private Investment Funds-Market Neutral Fund, Accredited, L.P. (Charlotte, NC)      **      (49)
      -Evergreen Private Investment Funds—Multi-Strategy Accredited, L. P. (0.55%-NV) (Charlotte,NC)      **
      -Evergreen Private Investment Funds — Multi-Strategy Fund II, Super Accredited, L.P.(Charlotte, NC)      **      (17)
      -Evergreen Private Investment Funds — Multi-Strategy Super Accredited, L. P. (0.06%-NV) (Charlotte, NC)      **
      -Evergreen Private Investment Funds — ULQ, L.P. (1.12%-NV) (Charlotte, NC)      **
      -Golden Capital Management, LLC (45%) (Charlotte, NC)
Wachovia Bank Card Services, Inc. (Atlanta, GA) (INACTIVE)
Wachovia Bank, National Association (Charlotte, NC)
      -349-59 Lenox LLC (99.99%-NV) (Mount Vernon, NY)
      -AmNet Mortgage, Inc. (San Diego, CA)
           —American Mortgage Network, Inc. (San Diego, CA)
           —American Residential Holdings, Inc. (95%) (San Diego, CA) (ACQUIRED INACTIVE)
           —American Residential Eagle, Inc. (San Diego, CA) (ACQUIRED INACTIVE)
                —American Residential Eagle 2, Inc. (San Diego, CA) (ACQUIRED INACTIVE)
      -Andalusia Senior Housing, L. P. (99%-NV) (Levittown, PA)
      -Arbor Glenn L.P. (99%-NV) (Roanoke, VA)
      -Bacon Housing, L.P. (99%-NV) (Richmond, VA)
      -BAFSC/WLC CX HUP I Trust (79%) (Wilmington, DE)      (2)
           —BAFSC/WLC CX HUP, Ltd. (50%) (Hamilton, Bermuda)      (2)
      -BAFSC/WLC CX HUP II Trust (79%) (Wilmington, DE)      (2)
           —BAFSC/WLC CX HUP, Ltd. (50%) (Hamilton, Bermuda)      (2)
      -Barrett Place Limited Partnership (99%-NV) (Wake Forest, NC)
      -Barrett Place II Limited Partnership (99.99%-NV) (Raleigh, NC)
      -Barry, Evans, Josephs & Snipes, Inc. (Charlotte, NC)      (23)
           —Mecklenburg Securities Corporation (Charlotte, NC)      (23)
                —First Union Insurance Group Trust I (Charlotte, NC)      *
      -Bart, Inc. (Jacksonville, FL)
           —Monument Street Funding, Inc. (1.2979%) (Roseville, CA)      (42)
           —The Money Store, LLC (1.55%) (Roseville, CA)      (21)
      -Beechridge Limited Partnership (99%-NV) (Raleigh, NC)
      -BGMCO PA, Inc. (Philadelphia, PA)      (3)
      -Bowler Housing L.P. (99%-NV) (Richmond, VA)
      -BR Limited Partnership (99%-NV) (Washington, DC)
      -Business Development Corporation of South Carolina (8.7%) (Columbia, SC)
      -Calibre Advisory Services, Inc. (Waltham, MA)
      -Camellia Court Apartments Limited Partnership (99.99%-NV) (Beaufort, NC)
      -Cardinal Holding, Inc. (76%) (Roseville, CA)
           —Cardinal Finance Corporation (Roseville, CA)
                —Cardinal Oreo Finance Corporation (Roseville, CA)      (3)
           —Cardinal International Leasing, LLC (Roseville, CA)
                —First Union I, Inc. (St. Thomas, US Virgin Islands)
                —Matthew International Sales, Inc. (St. Thomas, US Virgin Islands)
                —Oosterpark, LLC (Roseville, CA)      (2)
                —RIJK, LLC (Roseville, CA)      (2)
                —Vondelpark, LLC (Roseville, CA)      (2)
           —Cardinal ST Investments, LLC (Roseville, CA)
      -Cardinal Holding X, Inc. (Albany, NY) (INACTIVE)
      -City Affordable Housing LLC (99.99%-NV) (Charlotte, NC)
      -City First Capital III, LLC (Washington, DC)      (5)
      -City First Capital V, LLC (Washington, DC)
      -CoLTS LLC 2005-1 (Charlotte, NC)
      -Congress Credit Corporation (Hato Rey, Puerto Rico) (INACTIVE)
      -Consortium America II, LLC (Washington, D.C.)
      -CoreStates Capital I (Philadelphia, PA)
      -CoreStates Capital II (Philadelphia, PA)
      -CoreStates Capital III (Philadelphia, PA)
      -CT I Limited Partnership (99%-NV) (Raleigh, NC)
      -CTB Realty Ventures XXI, Inc. (Shelton, CT)      (3)
      -Danville Community Development Corporation (13%) (Danville, VA)
      -Delaware Trust Company, National Association (Wilmington, DE)
           —Evergreen Investment Management Trust (Richmond, VA)      **
           —Wachovia Trust Company of California (Los Angeles, CA)

      -Equitable Realty Associates, L. P. (99%-NV) (Yonkers, NY)
      -Evergreen Investment Company, Inc. (Charlotte, NC)
           —EIMCO Trust (99%) (Boston, MA)      (30)
                —Evergreen Investment Management Company, LLC (Boston, MA)
                     —Evergreen Advisors LLC (Boston, MA) (INACTIVE)
                     —Mentor Perpetual Advisors, L.L.C. (50%) (Richmond, VA) (INACTIVE)
                     —Rohm & Haas Co. (.04%) (Philadelphia, PA)      (33)      (70)
                —Evergreen Service Company LLC (Boston, MA)
                     —Evergreen Financing Company, LLC (Boston, MA)      (23)
                          —Evergreen Private Investment Funds – Global Multi-Strategy Fund, Accredited, L.P. (85.34%-NV)
                              (Charlotte, NC)      (81)
                          —Evergreen Private Investment Funds – Hedged Specialists Fund, Accredited, L.P. (12.10%-NV)
                              (Charlotte, NC)      (39)
                          —Evergreen Private Investment Funds – Market Neutral Fund, Accredited, L.P. (1.51%-NV) (Charlotte, NC)      (49)
                          —Evergreen Private Investment Funds – Multi-Strategy Fund II, Super Accredited, L.P. (0.91%-NV)
                              (Charlotte, NC)      (17)
                —J. L. Kaplan Associates, LLC (95.95%) (Boston, MA)
           —Evergreen Asset Management Corp. (Boston, MA)
                —EIMCO Trust (1%) (Boston, MA)      (30)
           —Evergreen Investment Services, Inc. (Boston, MA)
           —TCIG NC State Credit Fund, LLC (Charlotte, NC)
                —Boxer Building LLC (99.99%-NV) (Charlotte, NC)
      -Fairfax County Redevelopment and Housing Authority/HCDC One L.P. (99%-NV) (Fairfax, VA)
      -FFBIC, Inc. (Wilmington, DE)
           —Monument Street Funding, Inc. (6.4843%) (Roseville, CA)      (42)
           —Wachovia Preferred Realty, LLC (1.8%) (Roseville, CA)      (50)
      -FFL Services Corporation (Newark, NJ)
      -Fifth and Market Corporation (Philadelphia, PA)
      -Financial World Funding Corp. (Charlotte, NC)
      -First Card Corporation (Charlotte, NC) (INACTIVE)
      -First Fidelity Urban Investment Corporation (Newark, NJ)
           —Allentown Development Company, Inc. (24%) (Trenton, NJ)
      -First National Properties, Inc. (Columbia, SC)
      -First Penco Realty, Inc. (Philadelphia, PA)
      -First State Service Corporation (Concord, NC)
      -First Union Commercial Leasing Group, L.L.C. (99%) (Charlotte, NC)      (11)
      -First Union Holdings, Inc. (Roseville, CA)
           —First Union Financial Investments, Inc. (76%) (Roseville, CA)
                —First Union Commercial Investments, LLC (Roseville, CA)
                —First Union ST Investments, LLC (Roseville, CA)
      -Forefront Capital Advisors, LLC (40%) (Philadelphia, PA) (INACTIVE)
      -General Homes Corp. (9.205%) (Houston, TX)      (3)
      -Glen Royall Mill Limited Partnership (99%-NV) (Wake Forest, NC)
      -Golfview Associates Limited Partnership (99%-NV) (Fayetteville, NC)
      -Greenville Agricultural Credit Corporation (Winston-Salem, NC) (INACTIVE)
           —The Movieplex Realty Leasing Trust (Wilmington, DE)      **
      -Hamilton Manor Limited Partnership (99%-NV) (Stroudsburg, PA)
      -Horace Bushnell Limited Partnership (99.99%-NV) (Hartford, CT)
      -Horizon Management Services, Inc. (Tulsa, OK)
      -Housing Equity Fund of Virginia II, L.P. (38.5%-NV) (Richmond, VA)
      -Industrial Valley Real Estate Co. (Jenkintown, PA)
      -JERSEY CENTER/FIDOREO, INC. (Newark, NJ)      (3)
      -JPSD, Inc. (Charlotte, NC)
           —G. C. Leasing, Inc. (Richmond, VA)
                —Johnston Mill Lofts, L.P. (0.1%-NV) (Roswell, GA)      (26)      **
                —Johnston Mill Master Tenant, L.P. (0.01%-NV) (Roswell, GA)      (76)      **
                —Magnolia Arbor, L.P. (.10%-NV) (Roswell, GA)      (78)      **
                —Parkland Manor, L.P. (0.01%-NV)(Roswell, GA)      (116)      **
           —North Hart Run, Inc. (Richmond, VA)
                —Cobblestone Landing, L.P. (.10%-NV) (Roswell, GA)      (31)      **
                —Columbia at Bells Ferry Partners, L.P. (.10%-NV)(Atlanta, GA)      (59)      **
                —Genesis Gardens, L.P. (0.0049%-NV) (Palmetto, GA)      (62)      **
                —Magnolia Creste, L.P. (0.01%-NV) (Roswell, GA)      (117)      **
                —Magnolia Village Partners, LLC (49%) (Roswell, GA)
                     —Magnolia Village, L.P. (0.1%-NV) (Roswell, GA)      (55)      **

                —Midtown Square, L.P. (0.01%-NV) (Roswell, GA)      (44)      **
                —North Hart Run Joint Venture (50%) (Richmond, VA) (ACQUIRED INACTIVE)      (3)
                —Rocky Creek SC, LP (0.1%-NV) (Greenville, SC)      (118)      **
                —The Reserve at Ivy Creek, L.P. (0.01%-NV) (Buford, GA)      (119)      **
      -Lafayette Family L.P. (99%-NV) (Roanoke, VA)
      -Laurel Pointe of Salisbury Limited Partnership (99%-NV) (Panama City, FL)
      -Manor Ridge Limited Partnership (99.99%-NV) (Raleigh, NC)
      -Martin’s Landing Limited Partnership (99%-NV) (Winter Park, FL)
      -Martin’s Landing II Limited Partnership (99%-NV) (Winter Park, FL)
      -Maryland Housing Equity Fund III Limited Partnership (7.7647%-NV) (Columbia, MD)
      -Meridian Mortgage Corporation (Perkasie, PA)
      -Meridian Properties, Inc. (Reading, PA)
      -Metropolitan West Securities, LLC (Los Angeles, CA)
      -Mid-City Community CDE-Operating Fund, LLC (Silver Spring, MD)      (5)
      -Monument Street Funding, Inc. (92.2178%) (Roseville, CA)      (42)
           —2-4 Potter Place Urban Renewal, L.P. (99%-NV) (Weehawken, NJ)
           —Anacuitas Manor, Ltd. (99%-NV) (Austin, TX)
           —Athens Rental Housing, L.P. (99%-NV) (Cordele, GA)
           —Augustus Funding, LLC (48.5%) (Wilmington, DE)      (48)
           —Bell Ridge Associates LLC (99.99%-NV) (Nashville, TN)
           —Brittany Point Apartments Limited Partnership (99.90%-NV) (Martinsburg, WV)
           —Bull Run Creek Associates, LLC (99.99%-NV) (Nashville, TN)
           —Centurion Funding, Inc. (Roseville, CA)
                —Augustus Funding, LLC (0.5%) (Wilmington, DE) (48)
                —Centurion Funding, LLC (Roseville, CA)
                —Monument Street International Funding-II, LLC (Roseville, CA)
                     —First International Advisors, LLC (50%) (London, England)      (43)
                —Monument Street Funding, LLC (Roseville, CA)
                     —Monument Street Funding-II, LLC (Roseville, CA)
           —Cherokee Hills Associates LLC (99%-NV) (Nashville, TN)
           —Church Street Senior Housing, L. P. (99.99%-NV) (Keansburg, NJ)
           —Crestmore Village Apartments Limited Partnership (99.9%-NV) (Las Vegas, NV)
           —Crestmore Village Apartments Phase II Limited Partnership (99.90%-NV) (Las Vegas, NV)
           —Eastgate Properties, L.P. (99.99%-NV) (Calhoun, GA)
           —Evergreen Apartments, L.P. (99.99%-NV) (Cordele, GA)
           —Greystone of McDonough L.P. (99.99%-NV) (Douglas, GA)
           —Hickory Hollow Senior Apartments Limited Partnership (99.90%-NV) (Altamonte Springs, FL)
           —Mercy Housing Georgia I, L.L.L.P. (99.89%-NV) (Atlanta, GA)      (36)
           —Monument Street International Funding-I, LLC (Roseville, CA)
                —First International Advisors, LLC (50%) (London, England)      (43)
           —Oldbridge Urban Renewal, L.P. (99%-NV) (Cherry Hill, NJ)
           —One South Place, L.P. (99%-NV) (Knoxville, TN)
           —Pendleton Pines Associates, LLC (99%-NV) (Nashville, TN)
           —Ridgetop Realty Associates LLC (99%-NV) (Nashville, TN)
           —Rome Rental Housing, L.P. (99%-NV) (Cordele, GA)
           —Sable Point Apartments Limited Partnership (99%-NV) (Altamonte Springs, FL)
           —Sable Point II Apartments Limited Partnership (99%-NV) (Martinsburg, WV)
           —St. Charles Place, L.P. (99.99%-NV) (Fort Valley, GA)
           —Stoneybrooke Heights Associates LLC (99.99%-NV) (Nashville, TN)
           —Sundial Apartments, L.P. (99.99%-NV) (Cordele, GA)
           —The Exchange Building Limited Partnership (99%-NV) (Portland, ME)
           —Timberleaf Estates Limited Partnership (99%-NV) (Martinsburg, WV)
           —Waterford Manor, L.P. (99%-NV) (Winter Park, FL)
           —Waterford Manor II, L.P. (99%-NV) (Altamonte Springs, FL)
           —West Hanover Urban Renewal, L.P. (99.99%-NV) (Yardville, NJ)
      -MWI-2002, LLC (Charlotte, NC)
      -NFPS, Inc. (Charlotte, NC)      (3)
      -NNI Bell Street Limited Partnership (99%-NV) (Stamford, CT)
      -OmniPlus Capital Corporation (Nashville, TN)
      -Orianna Street Limited Partnership (99%-NV) (Philadelphia, PA)
      -Oxmoor Center, LLC (1%) (Charlotte, NC)      **      (88)
      -PASS Holding LLC (Charlotte, NC)
      -Premium Timberland Sales, Inc. (Charlotte, NC)      (3)
      -Prime Direct LLC (Charlotte, NC)
      -PTI, Inc. (Charlotte, NC) (UNACTIVATED)
      -Questpoint L.P., Inc. (Philadelphia, PA)

      -Renaissance Finance II, LLC (Tampa, FL)
      -Residential Asset Funding Corporation (Charlotte, NC)
      -Richmond Community Development Corporation (64.71%) (Richmond, VA)      **
      -Rohm & Haas Co. (27.34%) (Philadelphia, PA)      (33)      (70)
      -Savings Associations Financial Enterprises, Inc. (48.15%) (Washington, DC)
      -SC Realty, LLC (Birmingham, AL)
      -Senior Cottages of Shippensburg, Ltd. (99%-NV) (St. Louis Park, MN)
      -Settlement Payment Monetization, LLC (Charlotte, NC)
      -Shenandoah Valley Properties L.P. (99%-NV) (Fisherville, VA)
           —Craigmont II, L.P. (99%-NV) (Fisherville, VA)
           —Elkmont Partners, L.P. (99%-NV) (Fisherville, VA)
           —Grottoes Partners L.P. (99%-NV) (Fisherville, VA)
           —Willow Lake Partners, L.P. (99%-NV) (Fisherville, VA)
      -Solution Delivery, LLC (Charlotte, NC)
      -Source One Liquidation, LLC (Dallas, TX)      (3)
      -SouthTrust Capital Funding Corporation (Birmingham, AL)
      -SouthTrust Community Development Management Corporation (Birmingham, AL) (ACQUIRED INACTIVE)
           —SouthTrust Community Development, LLC (1%) (Birmingham, AL) (ACQUIRED INACTIVE)      (86)
           —SouthTrust Community Development, Series A, LLC (1%) (Birmingham, AL) (ACQUIRED INACTIVE)      (87)
      -SouthTrust Community Development, LLC (99%) (Birmingham, AL) (ACQUIRED INACTIVE)      (86)
           —SouthTrust Community Development, Series A, LLC (99%) (Birmingham, AL) (ACQUIRED INACTIVE)      (87)
      -SouthTrust Community Reinvestment Company, LLC (Birmingham, AL)
           —Alta Ridgewalk, L.L.C. (99.7%-NV) (Marietta, GA)      (19)
           —Eastgate Apartments, Ltd. (99.99%-NV) (Montgomery, AL)
           —Eclypse-ST CDC I, LLC (99.99%-NV) (Atlanta, GA)
           —Eclypse-ST CDC II, LLC (99.99%-NV) (Atlanta, GA)
           —SoCo Community Development Company, LLC (50%) (Birmingham, AL)
      -SouthTrust Development Corporation (Augusta, GA)
      -SouthTrust International, Inc. (Birmingham, AL)
           —SouthTrust Hong Kong, Limited (Central, Hong Kong)
      -SouthTrust Mobile Services Funding Corporation (Birmingham, AL)
      -SouthTrust Mortgage Corporation (Birmingham, AL)
      -Southwoods Limited Partnership (99%-NV) (Greensboro, NC)
      -SPFE, Inc. (Charlotte, NC)
      -St. Joseph’s Affordable Housing Limited Partnership (74.25%-NV) (Wayne, PA)
      -Statesboro Rental Housing, L.P. (99%-NV) (Cordele, GA)
      -Sullivan Investments, Inc. (Bethesda, MD)
           —Wachovia Multifamily Capital, Inc. (Bethesda, MD)
      -Summitt PELS Funding, LLC (Charlotte, NC)      **
      -SURREY DOWNS/FIDOREO, INC. (Newark, NJ)      (3)
           —Spring Ridge Holdings, Inc. (Reading, PA)      (3)
      -Sycamore Row, LLC (99%-NV) (Bronx, NY)
      -Tattersall Advisory Group, Inc. (Richmond, VA)
      -TAYLORR LAKES/FIDOREO, INC. (Newark, NJ)      (3)
      -The Money Store, LLC (75.95%) (Roseville, CA)      (21)
           —HomEq Servicing Corporation (North Highlands, CA)
                —Equity Insurance Agency, Inc. (Roseville, CA)
                —Integrated Capital Group, Inc. (North Highlands, CA)
                —Princeton Reconveyance Services Inc. (North Highlands, CA)
                —The Money Store Auto Finance Inc. (Roseville, CA)
           —The Money Store/Service Corp. (Roseville, CA)
                —First Union Money Store Home Equity Loan Warehouse Corp. (Roseville, CA)
                —TMS Special Holdings, Inc. (Roseville, CA)
           —Wachovia Commercial Mortgage Inc. (Roseville, CA)
           —Wachovia Education Finance Inc. (Rancho Cordova, CA)
                —TMS Student Holdings, Inc. (Rancho Cordova, CA)
                —Wachovia Education Loan Funding LLC (Charlotte, NC)
                     —Wachovia Student Loan Trust 2005-1 (0%) (Charlotte, NC)      **
           —Wachovia SBA Lending, Inc. (Roseville, CA)
                —Wachovia SBA Holdings, Inc. (Roseville, CA)
      -Two APM Plaza, Inc. (89%) (Philadelphia, PA)
      -Universal Master Servicing, LLC (79%) (Charlotte, NC)
      -WPFC Asset Funding LLC (Charlotte, NC)
      -Wachovia Affordable Housing Community Development Corporation (Charlotte, NC)
           —43 Apple Hill, LLC (99.99%-NV) (Mequon, WI)
           —110 Monastery Associates, Limited Partnership (99.99%-NV) (Braintree, MA)

           —150 Miami Associates Tenant, LLC (99.99%-NV) (Miami, FL)
           —509 Vine Street, L.P. (99.99%-NV) (Philadelphia, PA)
           —660 Master, LLC (99.99%-NV) (Cincinnati, OH)
           —1020 Leavenworth Street Lessee Limited Liability Company (NE) (99.99%-NV) (Omaha, NE)
           —1118 Adams Street Urban Renewal, LLC (99.99%-NV) (West Trenton, NJ)
           —1368 Euclid Street L.P. (49.99%-NV) (Richmond, VA)
           —1368 Euclid Street Tenant L.P. (99.99%-NV) (Richmond, VA)
           —1515-1517 St. Johns Place, L.P. (99.99%-NV) (Brooklyn, NY)
           —1700 Associates (89%-NV) (Plymouth Meeting, PA)
           —3716 Third Avenue LLC (99.99%-NV) (Larchmont, NY)
           —Abbington Apartments, LLC (99.99%-NV) (Winston-Salem, NC)
           —Adams at Broad Tenant L.P. (99.99%-NV) (Richmond, VA)
           —AHC Limited Partnership-11 (99.99%-NV) (Arlington, VA)
                —AHC Limited Partnership-10 (39.98%-NV) (Arlington, VA)      (120)
           —Alhambra Cove Associates, Ltd. (99.99%-NV) (Coral Gables, FL)
           —Annville Housing Limited Partnership (99.99%-NV) (Lebanon, PA)
           —Apollo Tax Credit Fund-XIV LLC (99.99%-NV) (Cleveland, OH)
           —Arbor Cove, Ltd. (99.99%-NV) (Merritt Island, FL)
           —Arena Holdings LLC (50%) (Charlotte, NC)
           —Battery Park Senior Housing Limited Partnership (99.99%-NV) (Asheville, NC)
           —Bayleaf Plantation, LLC (99.99%-NV) (Raleigh, NC)
           —Beechridge II, LLC (99.99%-NV) (Raleigh, NC)
           —Bella Castello Family Apartments, L.P. (99.99%-NV) (Santa Clara, CA)
           —Belleview L.P. (99.99%-NV) (Richmond, VA)
           —Belleville Seniors Apts., L.P. (99.99%-NV) (Norfolk, VA)
           —Bensalem Senior Apartments, L.P. (99.99%-NV) (Lafayette Hill, PA)
           —Blanton Green Associates Limited Partnership (96%-NV) (Fayetteville, NC)
           —Blichton Station, Ltd. (99.99%-NV) (Gainesville, FL)
           —Bluffwalk Center Lessee, L.P. (99.99%-NV) (Lynchburg, VA)
           —Boilerworks, LLC (99.98%-NV) (Novi, MI)
           —Bristow Stebbins Owners, LLC (99.99%-NV) (Larchmont, NY)
           —B-R Penn Tenant, LLC (99.99%-NV) (Philadelphia, PA)
           —CACC Tenant, LP ((99.99%-NV) (Norfolk, VA)
           —Capital.com, Inc. (15%) (Bethesda, MD) (INACTIVE)
           —Canal Walk Lofts Tenant L.P. (99.99%-NV) (Richmond, VA)
           —Canal Walk Lofts II Tenant L.P. (99.99%-NV) (Richmond, VA)
           —Canal Walk Lofts II L.P. (10%-NV) (Richmond, VA)      (65)
           —Canton Mill, LLC (98.01%-NV) (Atlanta, GA)      (115)
           —Cantebury of Hilliard, Ltd. (99%-NV) (Gainesville, FL)
           —Capitol Places IV, LLC (99.99%-NV) (Columbia, SC)
           —Carriage Court Apartments Limited Partnership (99.99%-NV) (Raleigh, NC)
           —Caru Associates, L.P. (99.99%-NV) (Virginia Beach, VA)
           —Centrum-Ironbridge Limited Partnership (99.99%-NV) (Sterling, VA)
           —Century Plaza Associates, L.P. (99%-NV) (Virginia Beach, VA)
           —Chapelridge of Gardendale Limited Partnership (99.99%-NV) (Dothan, AL)
           —Chateau Gardens Housing, LLC (99.99%-NV) (Fond du Lac, WI)
           —Chateau Limited Partnership (99.99%-NV) (Portland, OR)
           —Chatham Crossing, L.P. (99.99%-NV) (Reynoldsburg, OH)
           —Cheyenne Apartments PPG Limited Partnership (99.99%-NV) (Las Vegas, NV)
           —City Market Lofts Tenant, LLC (99.99%-NV) (Winston-Salem, NC)
           —Clifton Park, LLC (99.99%-NV) (Raleigh, NC)
           —Cobblestone Landing, L.P. (99.89%-NV) (Roswell, GA)      (31)
           —Coliseum Lofts, L.P. (99.98%-NV) (Richmond, VA)
           —Columbia Senior Residences at MLK, L.P. (99.98%-NV) (Atlanta, GA)      (92)
           —Columbia Senior State Credit Partner, LLC (Charlotte, NC)
           —Columbia Senior Residences at MLK, L.P. (0.01%-NV) (Atlanta, GA)      (92)
           —Creative Choice Homes IX, Ltd. (99%-NV) (Palm Beach Gardens, FL)
           —Creative Choice Homes X, Ltd. (99%-NV) (Palm Beach Gardens, FL)
           —Creekside at Bellemeade Limited Partnership (99.99%-NV) (Panama City, FL)
           —Crosswinds Green Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
           —CWC MT, LLC (99.98%-NV) (Williamsburg, VA)
           —CWC SCP, LLC (0.50%-NV) (Williamsburg, VA)      (93)
           —Davenport Alley, L.P. (99.98%-NV) (Richmond, VA)
           —Delaware Trust Master Tenant I LLC (99.99%-NV) (New Castle, DE)
           —Downtown Revival Limited Partnership (99.99%-NV) (Philadelphia, PA)
           —Electric Building Tenant LLC (99.99%-NV) (Jackson, MS)

           —Elf Tenant, L.P. (99.99%-NV) (Richmond, VA)
           —Ellenton Housing Associates, Ltd. (99%-NV) (Coral Gables, FL)
           —Elm Lake Apartments, Ltd. (99%-NV) (Bradenton, FL)
           —Fairfax County Redevelopment and Housing Authority/HCDC Two L.P. (99%-NV) (Fairfax, VA)
           —FC Ashton Mill Master Lessee, LLC (99.99%) (Cleveland, OH)
           —FC CONSOLIDATED MASTER LESSEE, LLC (99.99%) (Cleveland, OH)
           —Floral Oaks Apartments, Ltd. (99%-NV) (Gainesville, FL)
           —Fountain Place Associates Limited Partnership (99%-NV) (Annapolis, MD)
           —Foxchase Village Apartments LP (99.99%-NV) (Columbia, MO)
           —Franklin Ridge, LLC (99.99%-NV) (Raleigh, NC)
           —Garden-Howe Urban Renewal Associates, L.P. (99.99%) (West Orange, NJ)
           —Gates of Ballston State Credit Investor, LLC (99.99%) (Charlotte, NC)      (121)
                —Wachovia Guaranteed Tax Credit Fund WF/CA-2, LLC (Charlotte, NC) (0.005%)      (122)
           —Gatwick Senior Village, L. P. (98.99%-NV) (Fort Valley, GA)      (54)
           —Glenburn Associates Limited Partnership (99.99%-NV) (Annapolis, MD)
           —Gold Rush I Apartments Limited Partnership (99%-NV) (Phoenix, AZ)
           —Gold Rush II Apartments Limited Partnership (99%-NV) (Phoenix, AZ)
           —Grafton 66, LLC (99.99%-NV) (Mequon, WI)
           —Gramax Associates, Limited Partnership (50.99%-NV) (Virginia Beach, VA)      (56)
           —Green Gables Apartments II, Ltd. (99.99%-NV) (Gainesville, FL)
           —Greenleaf Village of Groveland, Ltd. (89%-NV) (Gainesville, FL)
           —Greenridge Apartments, LLC (99.99%-NV) (Raleigh, NC)
           —Grundy Gardens II Senior Apartments, L.P. (11%-NV) (Doylestown, PA)      (82)
           —Gunther HQ Federal LLC (99.99%-NV) (Baltimore, MD)
           —Hanover Village Associates, L.P. (99.99%-NV) (Virginia Beach, VA)
           —Harris Redevelopment Partnership II, L.P. (99.96%-NV) (Atlanta, GA)      (73)
           —Harris Redevelopment State Credit Partner, LLC (Charlotte, NC)
                —Harris Redevelopment Partnership II, L.P. (0.02%-NV) (Atlanta, GA)      (73)
           —Haskell Limited Partnership (99.99%-NV) (Braintree, MA)
           —HHG I, LLC (99.99%-NV) (Winston-Salem, NC)
           —HHG II, LLC (99.99%-NV) (Winston-Salem, NC)
           —Homes for Fredericksburg Limited Partnership (99%-NV) (Sterling, VA)
           —Hub Building Limited Partnership (99.9%-NV) (Chicago, IL)
           —Humble Parkway Apartments Limited Partnership (.05%-NV) (Houston, TX)      (77)
           —Huntington Park Apartments Limited Partnership (99.90%-NV) (Altamonte Springs, FL)
           —I Square Apts., L.P. (99.99%-NV) (Norfolk, VA)
           —Jacksonville Affordable Housing, Ltd. (98%-NV) (Panama City, FL)
           —Jefferson Center, L.P. (99.88%-NV) (Roanoke, VA)
           —Johnston Mill Master Tenant, LP (99.99%-NV) (Roswell, GA)      (76)
           —Kardon/Atlantic Associates, L.P. (99.99%-NV) (Philadelphia, PA)
           —Kirby Manor, L.P. (99.99%-NV) (Cleveland, OH)
           —Knox Homes, L.P. (99.99%-NV) (Brooklyn, NY)
           —L & M Hoe Associates LLC (99.99%-NV) (Larchmont, NY)
           —La Fontaine Owners, LLC (98.99%-NV) (Larchmont, NY)
           —Lafayette Family Urban Renewal Associates, L.P., an Urban Renewal Entity (99.98%-NV) (Marlton, NJ)
           —Lakewood Terrace, LP (99.90%-NV) (Springfield, MO)
           —Laurel Pointe II, LLC (99.99%-NV) (Raleigh, NC)
           —Legacy Glenn Partnership, LLC (99.99%-NV) (Atlanta, GA)
           —Legion Manor Associates Limited Partnership (98.99%-NV) (Fayetteville, NC)      (83)
           —Liberty Cove LLLP (99.99%-NV) (Tucson, AZ)
           —Lieutenant’s Run, L.P. (99.99%-NV) (Glen Allen, VA)
           —Lincoln Square, L.P. (99.99%-NV) (Virginia Beach, VA)
           —Madam C.J. Walker LLC (99.99%-NV) (New York, NY)
           —Madden Wells Phase 1B Associates Limited Partnership (99.99%-NV) (Boston, MA)
           —Maggie L. Walker Governor’s School Tenant, L.P. (99.99%-NV) (Richmond, VA)
           —Magnolia Walk Apartments, Ltd. (99%-NV) (Ocala, FL)
           —Magnolia Walk Apartments II, Ltd. (99.99%-NV) (Ocala, FL)
           —Meadow Ridge Senior Apartments Limited Partnership (99.99%-NV) (Altamonte Springs, FL)
           —Meadows at Brier Creek, LLC (Raleigh, NC) (99.99%-NV)
           —Meridian Point Senior Apartments Limited Partnership (99.90%-NV) (Uniontown, PA)
           —Midtown Square, L. P. (98.99%-NV) (Roswell, GA)      (44)
           —Montgomery Homes L. P. IX (99%-NV) (Kensington, MD)
           —Montgomery Homes Limited Partnership X (99%-NV) (Kensington, MD)
           —Monarch Place Apts. LP (99%-NV) (Columbia, SC)
           —Moravian House III, LP (99.99%-NV) (Bethlehem, PA)
           —MV Affordable Housing Associates Limited Partnership (99.99%-NV) (Kensington, MD)

           —North Red Oak Limited Partnership (99.99%-NV) (Austin, TX)
           —Oak Crest Apartments of Kannapolis, Ltd. (99%-NV) (Panama City, FL)
           —Oaks at Brier Creek, LLC (99.99%-NV) (Raleigh, NC)
           —ODC Selborne House Limited Partnership (99.99%-NV) (Ellicott City, MD)
           —One Market Street, LLC (99.99%-NV) (San Francisco, CA)
           —Palacio Associates LLC (99.98%-NV) (Larchmont, NY)
           —Parachute Factory Tenant, LLC (99.99%-NV) (Richmond, VA)
                —Parachute Factory, LC (5%-NV) (Richmond, VA)      (68)
           —Paramont Theater Tenant L.P. (99.99%-NV) (Charlottesville, VA)
           —Park Ridge Apartments, Ltd. (99.99%-NV) (Lake Mary, FL)
           —Parkview Heights, L.P. (99.99%-NV) (Atlanta, GA)
           —Paterson Apartments Partners, L.P. (99.99%)-NV) (Fort Lee, NJ)
           —Paterson Commercial Partners, L.P. (99.99%-NV) (Fort Lee, NJ)
                —Paterson Commons Schools Associates, L.P. (10%-NV) (Fort Lee, NJ)      **
           —Pegasus Villas, Ltd. (99.99%-NV) (Weatherford, TX)
           —Peppermill Partners, L. P. (99%-NV) (Atlanta, GA)
           —Pinnacle Pines, Ltd. (99.99%-NV) (Miami, FL)
           —Pittsburgh Phase I, LP (99.97%-NV) (Atlanta, GA)      (58)
           —Pittsburgh Phase II, LP (99.99%-NV) (Atlanta, GA)
           —Pittsburgh State Credit Partner, LLC (Charlotte, NC)
                —Pittsburgh Phase I, LP (0.01%-NV) (Atlanta, GA)      (58)
           —Pohlig SCP, L.P. (0.01%-NV) (Mechanicsville, VA)      **
           —Porter Commons Apartments, LP (99.99%-NV) (Overland Park, KS)
           —Professional Building, LLC (89.97%-NV) (Madison, WI)      (90)
           —Railroad Y L.P. (99.98%-NV) (Richmond, VA)
           —Related Club West Housing Associates, Ltd. (99.50%-NV) (Miami, FL)
           —Reservoir Hill Limited Partnership IX (99%-NV) (Baltimore, MD)
           —Reservoir Hill Limited Partnership X (99.99%-NV) (Baltimore, MD)
           —Reservoir Hill Limited Partnership XI (99%-NV) (Baltimore, MD)
           —Reservoir Hill Limited Partnership XII (99.99%-NV) (Baltimore, MD)
           —Richmond Green Limited Partnership (99.99%-NV) (Nashville, TN)
           —Richmond Park, LLC (99.99%-NV) (Phenix City, AL)
           —Riverside Urban Renewal Limited Partnership (99.99%-NV) (Boston, MA)
           —Roanoke Higher Education Associates, L.P. (99.98%-NV) (Roanoke, VA)
           —Roanoke TS Tenant, LP (99.99%-NV) (Roanoke, VA)
           —Rosedale II, LLC (99.98%-NV) (Charlotte, NC)      (84)
           —Rosemont Manor Ltd. (99%-NV) (Gainesville, FL)
           —Sagamore Street Associates, L.P. (99.90%-NV) (New York, NY)
           —Sandalwood Terrace of Ludowici L.P. (99%-NV) (Gainesville, FL)
           —San Diego Creek Apartments, Ltd. (99.99%-NV) (Houston, TX)
           —Saranor Apartments Limited Partnership (99.99%-NV) (Milford, CT)
           —SAS-1600 Arch Street Tenant, L.P. (99.99%-NV) (Bala Cynwyd, PA)
           —Sawmill Lofts Limited Partnership (99.99%-NV) (Albuquerque, NM)
           —Sea Pines, L. P. (VA) (99.99%-NV) (Norfolk, VA)
           —Seventeenth Street Lofts Tenant L.P. (99.99%-NV) (Richmond, VA)
                —Seventeenth Street Lofts L.P. (40%-NV) (Richmond, VA)      (67)
           —Shenandoah Hotel Associates L.P. (99.98%-NV) (Roanoke, VA)      (37)
           —Sheridan Place of Bradenton Ltd. (99.99%-NV) (Newberry, FL)
           —SHHO, L.P. (0.01%-NV) (Roanoke, VA)      **
                —Shenandoah Hotel Associates L.P. (0.01%-NV) (Roanoke, VA)      (37)
           —Shockoe-Cary Building Tenant, L.P. (VA) (99.99%-NV) (Glen Allen, VA)
           —Site 15 Affordable Associates, LLC (99.99%-NV) (Larchmont, NY)
           —SK 55 Wall LLC (99.99%-NV) (New York, NY)
           —South Beach Courtyard Development, Ltd. (99.99%-NV) (Surfside, FL)
           —South Common I Limited Partnership (99.99%-NV) (New Haven, CT)
           —SouthSide Plaza 455 Ltd., L.L.P. (99.99%-NV) (Lewisville, TX)
           —Southwest Village Limited Partnership (99.99%-NV) (Las Vegas, NV)
           —Spring Brook Meadows I, LLC (82.99%-NV) (Raleigh, NC)      (25)
           —Spring Gate Manor Limited (99%-NV) (Gainesville, FL)
           —Stanton Glenn Limited Partnership (50.99%-NV) (Washington, DC)      (64)
           —St. Augustine Villas Housing, L.P. (99.99%-NV) (Dallas, TX)
           —Stonecreek Apartments of Mooresville, Ltd. (99%-NV) (Panama City, FL)
           —Strouse Adler Associates, Limited Partnership (99.99%-NV) (New Haven, CT)
           —Studebaker Limited Partnership (99.99%-NV) (Brooklyn, NY)
           —Suffolk Center for Cultural Arts SCP, L.P. (1.0%-NV) (Suffolk, VA)      **
           —Sun Pointe Park Apartments Limited Partnership (99.99%-NV) (Portland, OR)

           —Superior Warehouse Apartments Tenant, L. P. (99.99%-NV) (Richmond, VA)
           —Sutherland Park, L.P. (99.99%-NV) (Knoxville, TN)
           —TCB-DVI Calvert Place LLC (99.99%-NV) (Durham, NC)
           —TCB-DVI Morning Glory LLC (99.99%-NV) (Durham, NC)
           —TDF LP (99.99%-NV) (El Monte, CA)
           —The Lofts San Marco Tenant, LLC (99.99%-NV) (Jacksonville, FL)
                —The Lofts San Marco, LLC (10.00%-NV) (Jacksonville, FL)      **
           —Todd Tenant, L. P. (99.99%-NV) (Richmond, VA)
           —Triton PCS, Inc. (5.77%) (Berwyn, PA)
           —Tuscan Place II Limited Partnership (95%-NV) (Mansfield, MA)
           —TWC Eighty-Three, Ltd. (97%-NV) (Tampa, FL)
           —TWC Ninety-Five, Ltd. (99%-NV) (Tampa, FL)
           —TWC Ninety-Two, Ltd. (99%-NV) (Tampa, FL)
           —TWC Seventy-Eight, Ltd. (99.99%-NV) (Tampa, FL)
           —TWC Seventy-Five, Ltd. (99.99%-NV) (Tampa, FL)
           —TWC Seventy-Four, Ltd. (99.99%-NV) (Tampa, FL)
           —TWC Seventy-Two, Ltd. (99.99%-NV) (Tampa, FL)
           —TX Crist Housing, L.P. (99.99%-NV) (Garland, TX)
           —TX Garth Housing, L.P. (99.99%-NV) (Houston, TX)
           —TX John West Housing, L.P. (99.99%-NV) (Dallas, TX)
           —Unity Park Limited Dividend Housing Association LLC (99.99%-NV) (Novi, Michigan)
           —University Crossing Associates, L.P. (99.99%-NV) (Philadelphia, PA)
           —VCP-Alderman Park Partners, Ltd. (99%-NV) (Jacksonville, FL)
           —VCP-Carlington, LLC. (99.99%-NV) (Jacksonville, FL)
           —Ventana Cove Apartments LP (99.99%-NV) (Tuscan, AZ)
           —Villa Biscayne of South Dade, Ltd. (99%-NV) (Panama City, FL)
           —Virginia Center Associates, L.P. (99.99%-NV) (Midlothian, VA)
           —Virginia Street SCP, L.P. (1%-NV) (Richmond, VA)
           —Wachovia Community Development Enterprises, LLC (Charlotte, NC)
                —Wachovia Community Development Enterprises I, LLC (0.001%) (Charlotte, NC)      (85)
                —Wachovia Community Development Enterprises II, LLC (Charlotte, NC) (UNACTIVATED)
                —Wachovia Community Development Enterprises III, LLC (50%) (Charlotte, NC) (UNACTIVATED)      (75)
                —Wachovia Community Development Enterprises IV, LLC (50%) (Charlotte, NC) (UNACTIVATED)      (75)
                —Wachovia Community Development Enterprises V, LLC (50%) (Charlotte, NC) (UNACTIVATED)      (75)
           —Wachovia Community Development Enterprises III, LLC (50%) (Charlotte, NC) (UNACTIVATED)      (75)
           —Wachovia Community Development Enterprises IV, LLC (50%) (Charlotte, NC) (UNACTIVATED)      (75)
           —Wachovia Community Development Enterprises V, LLC (50%) (Charlotte, NC) (UNACTIVATED)      (75)
           —Wachovia Guaranteed Middle Tier III-A-NC, LLC (98.99%-NV) (Charlotte, NC)      (12)
           —Wachovia Guaranteed Middle Tier IV-P/NC, LLC (98.99%-NV) (Charlotte, NC)      (29)
           —Walton Village, L.P. (98.99%-NV) (Marietta, GA)
           —West 152 Street Associates LLC (99.99%-NV) (Larchmont, NY)
           —Westport Apartments, L.P. (99.99%-NV) (Quincy, IL)
           —Westville, Ltd. (99%-NV) (Gainesville, FL)
           —Whitney Hotel Limited Partnership (99.99%-NV) (Metairie, LA)
           —Willow Ridge Apartments of Greensboro Limited Partnership (99.99%-NV) (Panama City, FL)
           —Willow Ridge Associates (99.99%-NV) (Lancaster, PA)
           —Woodland Meadows Housing Partners, LLC (99.99%-NV) (Portland, OR)
      -Wachovia Affordable Housing Corp. (Charlotte, NC)
           —AHG Tax Credit Fund I, L.L.C. (0.1%) (Charlotte, NC)      **
                —Flagship Partners, L.P. (99%-NV) (Knoxville, TN)
                —Salem Run Associates, L.P. (99%-NV) (Midlothian, VA)
                —Salem Run Associates II, L.P. (99.99%-NV) (Fredericksburg, VA)
                —Salisbury Senior Housing Limited Partnership (99.99%-NV) (Annapolis, MD)
           —AHG Tax Credit Fund II, L.L.C. (0.1%) (Charlotte, NC)      **
                —TWC Eighty-Eight, Ltd. (99%-NV) (Tampa, FL)
           —AHG Tax Credit Fund III, L.L.C. (0.1%) (Charlotte, NC)      **
                —Ashton of Richmond Hill, L. P. (99%-NV) (Gainesville, FL)
                —Arbor Village, L.P. (99%-NV) (Winter Park, FL)
                —Harlingen Community Development Corporation 1, LP (99%-NV) (Altamonte Springs, FL)
                —Spinnaker Reach Apartments of Duval, Ltd. (99%-NV) (Panama City, FL)
                —Ravenwood of Kissimmee, Ltd. (99%-NV) (Gainesville, FL)
                —River Reach of Orange County, Ltd. (99%-NV) (Panama City, FL)
                —Yorktown Arms Development Limited Partnership (99%-NV) (Philadelphia, PA)
           —AHG Tax Credit Fund IV, L.L.C. (0.1%) (Charlotte, NC)      **
                —Green Ridge Associates, LLC (99.99%-NV) (Nashville, TN)
                —Lantana Associates, Ltd. (99%-NV) (Coral Gables, FL)

                —Sugar Mill Apartments, L.P. (99%-NV) (Cordele, GA)
                —TWC Ninety-Six, Ltd. (99%-NV) (Tampa, FL)
           —AHG Tax Credit Fund V, L.L.C. (0.1%) (Charlotte, NC)      **
                —TWC Ninety-Seven, Ltd. (99%-NV) (Tampa, FL)
                —TWC Seventy-Three, Ltd. (99.99%-NV) (Tampa, FL)
           —AHG Tax Credit Fund VI, L.L.C. (0.01%) (Charlotte, NC)      **
                —Green Gables Apartments, Ltd. (99%-NV) (Gainesville, FL)
                —Indian Run Limited Partnership (99.99%-NV) (Boston, MA)
                —Steeplechase Apartments, Ltd. (99%-NV) (Gainesville, FL)
                —Steeplechase Apartments II, Ltd. (99%-NV) (Gainesville, FL)
                —Vestcor-WR Associates, Ltd. (99.99%-NV) (Jacksonville, FL)
           —AHG Tax Credit Fund VII, L.L.C. (0.1%) (Charlotte, NC)      **
                —Cedar Forest Limited Partnership (99.99%-NV) (Boston, MA)
                —Tobacco Row Phase II Associates, L.P. (99.99%-NV) (Richmond, VA)
                —West Brickell Apartments, Ltd. (99%-NV) (Miami, FL)
           —AHG Tax Credit Fund IX, L.L.C. (0.01%) (Charlotte, NC)      **
                —Beaumont Avenue Apartments, L. P. (99%-NV) (New York, NY)
                —Cranford Avenue Apartments, L.P. (99%-NV) (New York, NY)
                —Fairbrooke Apartments Limited Partnership (99%-NV) (Baltimore, MD)
                —Haverhill Affordable Housing, Ltd. (99.99%-NV) (Orlando, FL)
                —San Benito Housing, Ltd. (99.99%-NV) (Altamonte Springs, FL)
           —AHG Tax Credit Fund X, L.L.C. (0.01%) (Charlotte, NC)      **
                —Brittany Associates, Ltd. (99.99%-NV) (Fort Myers, FL)
                —Brittany Associates II, Ltd. (99.99%-NV) (Fort Myers, FL)
                —Cannon/Hearthwood Limited Partnership (99%-NV) (Culpeper, VA)
                —Fox Haven Limited Partnership (99%-NV) (Raleigh, NC)
                —Kensington of Kissimmee, Ltd. (99.99%-NV) (Gainesville, FL)
                —Nantucket Bay Limited Partnership (99.99%-NV) (Boston, MA)
                —Shenandoah Station, L.P. (99.99%-NV) (Richmond, VA)
           —AHG Tax Credit Fund XII L.L.C. (0.01%) (Charlotte, NC)      **
                —Ashton Pointe, LLP (99.99%-NV) (Valdosta, GA)
                —Columbia Village, L.P. (99.99%-NV) (Atlanta, GA)
                —Genesis Gardens, L.P. (99.9851%-NV) (Palmetto, GA)      (62)
                —Longview Green Associates, L.P. (99.99%-NV) (Fayetteville, NC)
                —RIHC Partners, L.P. (99.99%-NV) (Reston, VA)
                —VCP-SB Associates, Ltd. (99.99%-NV) (Jacksonville, FL)
                —Vista Point Apartments Limited Partnership (99%-NV) (Las Vegas, NV)
           —AHG Tax Credit Fund XIV, L.L.C. (0.10%) (Charlotte, NC)      **
                —Charleston Place Limited Partnership (99.99%-NV) (Mansfield, MA)
           —AHG Tax Credit Fund XVI, L.P. (0.01%) (Charlotte, NC)      **
                —Antioch Senior Housing Limited Partnership (99.99%-NV) (Hempstead, NY)
                —Grundy Gardens II Senior Apartments, L.P. (88.99%-NV) (Doylestown, PA)      (82)
                —Miramar City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
                —Williams Landing II Limited Partnership (99.99%-NV) (Mansfield, MA)
           —AHG Tax Credit Fund XVII, L.P. (0.01%) (Charlotte, NC)      **
                —Yorktown Arms II L.P. (99.99%-NV) (Philadelphia, PA)
           —First Union Guaranteed Tax Credit Fund I, LLC (0.01%) (Charlotte, NC)      **
                —Columbia at Greens, L.P. (99.99%-NV) (Atlanta, GA)
                —Lake Weston Apartments (Orlando) Limited Partnership (99.99%-NV) (Altamonte Springs, FL)
                —Willow Key Apartments Limited Partnership (99.50%-NV) (Altamonte Springs, FL)
                —Willow Trace Limited Partnership (99.99%-NV) (Boston, MA)
           —Gates of Ballston State Credit Investor, LLC (0%) (Charlotte, NC)      **      (121)
           —TCF AEG/GA, LLC (0.01%) (Charlotte, NC)      **
                —Cobblestone Landing, L.P. (0.01%-NV) (Roswell, GA)      (31)
                —Columbia High Point Estate, L. P. (0.01%-NV) (Atlanta, GA)      (60)
           —TCF BO/F, LLC (0.01%) (Charlotte, NC)      **
                —Longhill Grove, L.P. (99.99%-NV) (Glen Allen, VA)
                —Longwood Vista Apartments, LP (99.98%-NV) (Atlanta, GA)      (80)
                —The Reserve at Ivy Creek, L.P. (99.89%-NV) (Buford, GA)      (119)
                —Vestcor Fund XIX, Ltd. (99.99%-NV) (Jacksonville, FL)
           —TCF CN/VA-1, LLC (0.10%) (Charlotte, NC)      **
                —Market Villas SCP, L.P. (0.01%-NV) (Glen Allen, VA)      **
           —TCF CN/VA-2, LLC (0.10%) (Charlotte, NC)      **
                —CWC SCP, LLC (1.0%-NV) (Williamsburg, VA)      (93)
           —TCF CON/GA, LLC (0.01%) (Charlotte, NC)      **
                —Alta Ridgewalk, L.L.C. (0.1%-NV) (Marietta, GA)      (19)

           —TCF GW/F, LLC (0.01%) (Charlotte, NC)      **
                —Creekpointe Associates, L.P. (99.99%-NV) (Richmond, VA)
                —Gramax Associates, Limited Partnership (24.5%-NV) Virginia Beach, VA)      (56)
                —Silver Oaks Village, Ltd. (99.99%-NV) (Ocala, FL)
                —Stanton Glenn Limited Partnership (24.5%-NV) (Washington, DC)      (64)
                —TWC Eighty-Nine, Ltd. (99.99%-NV) (Tampa, FL)
                —TWC Ninety-Three, Ltd. (99.99%-NV) (Tampa, FL)
                —TWC Sixty-Four, Ltd. (99.99%-NV) Tampa, FL)
                —Vestcor Fund XIV, Ltd. (99.99%-NV) (Jacksonville, FL)
           —TCF GW/GA, LLC (0.01%) (Charlotte, NC)      **
                —Parkland Manor, L.P. (99.99%-NV) Roswell, GA)      (116)
           —TCF GW-2, LLC (0.01%) (Charlotte, NC)      **
                —Emerald Park, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
                —Fall River/Bay Village Limited Partnership (99.99-NV) (Boston, MA)
                —Hilltop Preserve Limited Partnership (89.86%-NV) (Mansfield, MA)      (69)
                —Parkland Associates, L.P. (99%-NV) (Virginia Beach, VA)
                —River Bay Townhomes, L.P. (99.89%-NV) (Columbia, MD)
                —Temple City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
           —TCF HH/GA, LLC (0.01%) (Charlotte, NC)      **
                —Harris Redevelopment Partnership II, L.P. (0.01%-NV) (Atlanta, GA) (73)
           —TCF JH/GA, LLC (0.01%) (Charlotte, NC)      **
                —Eagles Creste Housing Partners, L.P. (0.20%-NV) (Atlanta, GA)      (16)
                —Walton Reserve-Seniors, LP (1.0%-NV) (Marietta, GA)      (18)
           —TCF JP/F, LLC (0.01%) (Charlotte, NC)      **
                —Fore Hoosier Woods Apartments, L.P. (99.99%-NV) (Westlake Village, CA)
                —Overlook at Brook Run Associates, L.P. (99.99%-NV) (Richmond, VA)
                —Overlook at Brook Run II Associates, L. P. (99.99%-NV) (Richmond, VA)
                —Summerland Heights III, L. P. (99.99%-NV) (Norfolk, VA)
                —TWC Eighty-Four, Ltd. (99.99%-NV) (Tampa, FL)
                —Wynona Lipman Arms Urban Renewal Associates, L.P. (99.99%-NV) (Fort Lee, NJ)
           —TCF JP/GA, LLC (0.01%) (Charlotte, NC)      **
                —Eagles Creste Housing Partners, L.P. (0.80%-NV) (Atlanta, GA)      (16)
           —TCF M/F-1, LLC (0.01%) (Charlotte, NC)      **
                —Anderson Place, L.P. (99.99%-NV) (Monroe, NC)
                —Eagles Creste Housing Partners, L.P. (98.99%-NV) (Atlanta, GA)      (16)
                —Loris Gardens, LLC (99.99%-NV) (Raleigh, NC)
                —Rose Harbor Limited Partnership (95%-NV) (Mansfield, MA)
                —Southview Green Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
                —Witmer/Columbia Place, A California Limited Partnership (99.99%-NV) (Merced, CA)
           —TCF NA/VA-1, LLC (0.01%) (Charlotte, NC)      **
                —American Tobacco SCP, LP (1.0%-NV) (Chester, VA)
           —TCF P/VA, LLC (0.01%) (Charlotte, NC)      **
                —CACC SCP, LP (99.98%-NV) (Norfolk, VA)
                —CWC SCP, LLC (0.50%-NV) (Williamsburg, VA)      (93)
                —Lamont SCP, L.P. (1.0%-NV) (Richmond, VA)      **
                —Roanoke TS SCP, LP (0.01%-NV) (Roanoke, VA)      **
           —TCF UB-1, LLC (0.01%) (Charlotte, NC)      **
                —Chapel Trust, Ltd. (99.99%-NV) (Coconut Grove, FL)
                —Homes at Berlin Limited Partnership (99.99%-NV) (Annapolis, MD)
                —Sunset City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
                —TWC Twenty-Five, Ltd. (99.99%-NV) (Tampa, FL)
                —Vestcor Fund XX, Ltd. (99.99%-NV) (Jacksonville, FL)
           —TCF U/GA-2, LLC (0.01%) (Charlotte, NC)      **
                —Longwood Vista Apartments, LP (0.01%-NV) (Atlanta, GA)      (80)
           —TCF U/MO, LLC (0.01%) (Charlotte, NC)      **
                —Professional Building, LLC (0.02%-NV) (Madison, WI)      (90)
           —TCF USB/F, LLC (0.01%) (Charlotte, NC)      **
                —Broadway City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
                —Maryland Heights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
                —Westwood Vistas, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
           —TCF U/VA, LLC (0.01%) (Charlotte, NC)      **
                —Biggs Building SCP, L.P. (1.0%-NV) (Glen Allen, VA)      **
                —Bluffwalk SCP, L.L.C. (0.65%-NV) (Lynchburg, VA)      **      (95)
                     —Bluffwalk Center, L.P. (30%-NV) (Lynchburg, VA)      **
                —City Market Lofts SCP, LLC (1.0%-NV) (Winston-Salem, NC)      **
                     —City Market Lofts, LLC (80%-NV) (Winston-Salem, NC)

                —Mulberry SCP, L.P. (1%-NV) (Richmond, VA)
                —Parachute Factory SCP, LLC (0.01%-NV) (Richmond, VA)      **
                     —Parachute Factory, LLC (1%-NV) (Richmond, VA)      **      (68)
                —Paramont Theater SCP L.P. (99.99%-NV) (Charlottesville, VA)
                —Pohlig SCP, L.P. (0.01%-NV) (Mechanicsville, VA)      **
                —Richmond Hill, L.P. (1.0%-NV) (Richmond, VA)      **
                —Seventeenth Street Lofts SCP L.P. (0.01%-NV) (Richmond, VA)      **
                     —Seventeenth Street Lofts L.P. (0.01%-NV) (Richmond, VA)      (67)
           —TCF U/VA-2, LLC (0.01%) (Charlotte, NC)      **
                —Bluffwalk SCP, L.L.C. (0.35%-NV) (Lynchburg, VA)      **      (95)
                —CWC SCP, LLC (1.0%-NV) (Williamsburg, VA)      **      (93)
                —Gates of Ballston State Credit Investor, LLC (0.01%) (Charlotte, NC)
                —Nolde Bakery SCP, L.P. (1.0%-NV) (Norfolk, VA)      **
           —TCF WF-3, LLC (0.01%) (Charlotte, NC)      **
                —Cimarron Estates, Ltd. (99.99%-NV) (Austin, TX)
                —Gramax Associates, Limited Partnership (24.5%-NV) (Virginia Beach, VA)      (56)
                —St. Phillip Villas, L.P. (99.98%-NV) (Griffin, GA)      (46)
                —Stanton Glenn Limited Partnership (24.5%-NV) (Washington, DC)      (64)
                —Vestcor Fund XVI, Ltd. (99.99%-NV) (Jacksonville, FL)
           —TCIG Guaranteed Tax Credit Fund I, LLC (0.01%) (Charlotte, NC)      **
                —Columbia at Bells Ferry Partners, L. P. (98.90%-NV) (Atlanta, GA)      (59)
                —Magnolia Heights, L. P. (98.99%-NV) (Atlanta, GA)      (14)
                —One Pleasant Green Place, Ltd. (99.90%-NV) (Austin, TX)
                —Robins Landing, L. P. (99.99%-NV) (Altamonte Springs, FL)
                —Timberlake Apts LP (99.99%-NV) (Aynor, SC)
                —TWC Ninety-Eight, Ltd. (99.99%-NV) (Tampa, FL)
                —TWC Ninety-Four, LLC (98%-NV) (Tampa, FL)
                —TWC Ninety-Nine, Ltd. (99.99%-NV) (Tampa, FL)
                —TWC Ninety-One, Ltd. (99.99%-NV) (Tampa, FL)
                —Williams Landing Limited Partnership (99.99%-NV) (Boston, MA)
           —TCIG Guaranteed Tax Credit Fund II, LLC (0.01%) (Charlotte, NC)      **
                —Arbors at Hickory Creek, L. P. (99.99%-NV) (Mishawaka, IN)
                —Columbia High Point Estate, L. P. (99.98%-NV) (Atlanta, GA)      (60)
                —Grande Pointe Associates, Ltd. (99.90%-NV) (Coconut Grove, FL)
                —Laguna Pointe Associates, Ltd. (99.99%-NV) (Coral Gables, FL)
                —Magnolia Village, L.P. (98.9%-NV) (Roswell, GA)      (55)
                —Miami River Park Associates, Ltd. (99.99%-NV) (Boston, MA)
                —Pacific Park, L.P. (99.98%-NV) (Fort Valley, GA)      (47)
                —Sugar Mill Associates, Ltd. (99.99%-NV) (Miami, FL)
                —Summer Crest Apts, LP (99.99%-NV) (North Myrtle Beach, SC)
                —TWC Eighty-Seven, Ltd. (99%-NV) (Tampa, FL)
                —TWC Seventy-Six, Ltd. (99.99%-NV) (Tampa, FL)
                —TWC Sixty-Eight, Ltd. (99.99%-NV) (Tampa, FL)
                —TWC Sixty-Six, Ltd. (99.99%-NV) Tampa, FL)
                —Vestcor Fund XXII, Ltd. (99.99%-NV) (Jacksonville, FL)
           —TCIG Guaranteed Tax Credit Fund III, LLC (0.01%) (Charlotte, NC)      **
                —Ardmore City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
                —Brisas Del Mar Limited Partnership (95%-NV) (Mansfield, MA)
                —Chambers Bridge Urban Renewal Housing, L. P. (99.99%-NV) (Yardville, NJ)
                —Cobb Park Townhomes, L.P. (99.99%-NV) (Lancaster, TX)
                —Columbia Commons, L. P. (99.97%-NV) (Atlanta, GA)      (51)
                —Columbia Gardens, L.P. (99.99%-NV) (Atlanta, GA)
                —El Paseo Apartments, L.P., A California Limited Partnership (99.99%-NV) (San Jose, CA)
                —Georgia Las Brisas, LP (99.99%-NV) (Atlanta, GA)
                —Glory Street LLC (99.98%-NV) (Charlotte, NC)      (34)
                —Hemma II, Ltd. (99.99%-NV) (Dallas, TX)
                —Heritage Crossing. L. P. (99.98%-NV) (Atlanta, GA)      (61)
                —Jamestown Woods Limited Partnership (95%-NV) (Mansfield, MA)
                —Johnston Mill Lofts, L. P. (99.88%-NV) (Roswell, GA)      (26)
                —Madison Meadows, LP (99.96%-NV) (Lake Mary, FL)      (35)
                —Magnolia Circle, LP (99.98%-NV) (Decatur, GA)      (24)
                —New Dalton IA LLC (99.89%-NV) (Charlotte, NC)      (27)
                —NHPAHP Cedar Creek Crossing Limited Partnership (99.99%-NV) (Quincy, FL)
                —Oconee Springs II, L.P. (99.98%-NV) (Atlanta, GA)      (66)
                —Primrose Houston South Housing, L.P. (99.99%-NV) (Dallas, TX)
                —S.H.E. Associates, L.P. (99.99%-NV) (Newark, NJ)

                —Siena Gardens Limited Partnership (95%-NV) (Mansfield, MA)
                —The Maples Limited Partnership (99.99%-NV) (Denton, MD)
                —TWC Sixty-Five, Ltd. (99.99%-NV) (Tampa, FL)
                —TWC Twenty-Nine, Ltd. (99.99%-NV) (Tampa, FL)
                —Villa Capri Apartments Limited Partnership (99.90%-NV) (Beaverton, OR)
                —Westchester Woods, Ltd. (99.99%-NV) (Lake Mary, FL)
           —TCIG Guaranteed Tax Credit Fund IV, LLC (0.01%) (Charlotte, NC)      **
                —78 Waukesha, LLC (99.99%-NV) (Mequon, WI)
                —80 West Allis, LLC (99.99%-NV) (Mequon, WI)
                —Belleharbour Apts., L.P. (99.99%)-NV) (Norfolk, VA)
                —Bonanza Pines Limited Partnership (99.99%-NV) (Las Vegas, NV)
                —Cambridge Plaza II, L.P. (99.99%-NV) (Philadelphia, PA)
                —Mountain Park Apartments LLLP (99.99% — NV) (Tucson, AZ)
                —Parmer Villas Housing, L.P. (99.99%-NV) (Dallas, TX)
                —Primrose Houston I Housing, L.P. (99.99%-NV) (Dallas, TX)
                —Primrose SA IV Housing, L.P. (99.99%-NV) (Dallas, TX)
                —Rocky Creek SC, LP (99.9%-NV) (Greenville, SC)
                —TCB-DVI Main Street Townhomes LLC (99.99%-NV) (Durham, NC)
                —TWC Sixty-Seven, Ltd. (99.99%-NV) (Tampa, FL)
                —TWC Twenty-Two, Ltd. (99.99%)-NV) (Tampa, FL)
                —TX Hampton Villas, L.P. (99.99%-NV) (Dallas, TX)
           —TCIG Guaranteed Tax Credit Fund V, LLC (0.01%) (Charlotte, NC)      **
                —Bachon Investments, L. P. (99.99%-NV) (Dallas, TX)
                —Desdemona Limited Partnership (99.99%-NV) (Seattle, WA)
                —Fairview Multifamily LLC (99.98%-NV) (Charlotte, NC)      (32)
                —Fore Hoosier Woods II Apartments Limited Partnership (99.99%-NV) (Andersen, IN)
                —Hagerstown Robinwood Senior Associates, LLC (99.99%-NV) (Baltimore, MD)
                —Heatherwilde Estates Housing, L.P. (99.99%-NV) (Dallas, TX)
                —One SDI, Ltd. (99.99%-NV) (Dallas, TX)
                —Pleasant Valley Courtyards Housing, L.P. (99.99%-NV) (Dallas, TX)
                —SDC Investments, L.P. (99.99%-NV) (Dallas, TX)
                —TCB Bowling Green Limited Partnership (99.99%-NV) (Boston, MA)
                —TCB Marshall Manor Limited Partnership (99.99%-NV) (Boston, MA)
           —TCIG Guaranteed Tax Credit Fund VI, LLC (0.01%) (Charlotte, NC)      **
                —Arbors at Honey Creek, L.P. (99.99%-NV) (Mishawaka, IN)
                —Cambridge III, L.P. (99.99%-NV) (Philadelphia, PA)
                —Carlisle Family Homes Limited Partnership (99.99%-NV) (Portland, OR)
                —Glen Arbor of Carolina, LLC (99.99%-NV) (Columbia, SC)
                —Kensington Court Apartments, LP (99.90%-NV) (Springfield, MO)
                —Laurel Park Apartments, Ltd. (99.99%-NV) (Gainesville, FL)
                —Loewen Development of Wappingers Falls, L.P. (99.99%-NV) (New Rochelle, NY)
                —TCB Bowling Green III Limited Partnership (99.99%-NV) (Boston, MA)
                —TCB Marshall Manor III Limited Partnership (99.99%-NV) (Boston, MA)
                —TWC Seventy-Nine, Ltd. (99.99%-NV) (Tampa, FL)
                —TX Acme A South Housing, L.P. (99.99%-NV) (Dallas, TX)
                —West Oaks/Finlay Partners III, L. P. (99.99%-NV) (Jacksonville, FL)
           —TCIG Guaranteed Tax Credit Fund VII, LLC (0.01%) (Charlotte, NC)      **
                —Bay Road Housing, L.P. (99.99%-NV) (San Jose, CA)
                —Humble Parkway Apartments Limited Partnership (99.9%-NV) (Houston, TX)      (77)
                —Sundance Village Limited Partnership (99.99%-NV) (Las Vegas, NV)
                —Tuscan Place Limited Partnership (95%-NV) (Mansfield, MA)
                —Walton Reserve-Seniors, LP (98.99%-NV) (Marietta, GA)      (18)
                —Wauregan Development LLC (99.99%-NV) Fairfield, CT)
                —Westminster Bond Senior Associates, LLC (99.99%-NV) (Baltimore, MD)
           —TCIG Historic Tax Credit Fund I, LLC (0.01%) (Charlotte, NC)      **
                —Totten Tower, L. P. (99.99%-NV) (Richmond, VA)
                —Warder Mansion, L. P. (99.99%-NV) (Richmond, VA)
           —W/A Tax Credit Fund 2003-I, LLC (0.01%) (Charlotte, NC)      **
                —GHG Newport Landing Limited Partnership (99.99%-NV) (Mansfield, MA)
                —Meadow Landing I Limited Partnership (99.99%-NV (West Haven, CT)
                —Somerset Apts., L.P. (99.99%-NV) (Norfolk, VA)
           —Wachovia Guaranteed Middle Tier III-A/NC, LLC (0.01%) (Charlotte, NC)      **      (12)
                —Crosswinds Green II Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
                —Hawthorne Court, LLC (99.99%-NV) (Raleigh, NC)
                —Haymount Manor Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
                —Laurel Pointe, LLC (99.99%-NV) (Raleigh, NC)

           —Wachovia Guaranteed Middle Tier IV-P/NC, LLC (0.01%) (Charlotte, NC)      **      (29)
                —Fairview Multifamily LLC (0.01%-NV) (Charlotte, NC)      (32)
                —Glory Street LLC (0.01%-NV) (Charlotte, NC)      (34)
                —Morgans Ridge, LLC (99.99%-NV) (Raleigh, NC)
                —New Dalton IA LLC (0.01%-NV) (Charlotte, NC)      (27)
                —Raeford Green Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
                —Rosehill West Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
           —Wachovia Guaranteed Middle Tier IV-U/NC, LLC (0.01%) (Charlotte, NC)      **
                —Blanton Green II Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
                —Legion Manor Associates Limited Partnership (1.0%-NV) (Fayetteville, NC)      (83)
                —Morgans Ridge II, LLC (99.99%-NV) (Raleigh, NC)
                —Rosedale II, LLC (0.01%-NV) (Charlotte, NC)      (84)
                —Spring Brook Meadows I, LLC (17%-NV) (Raleigh, NC)      (25)
           —Wachovia Guaranteed Tax Credit Fund-C/GA, LLC (0.01%) (Charlotte, NC)      **
                —Columbia at Bells Ferry Partners, L. P. (1.0%-NV) (Atlanta, GA)      (59)
                —Midtown Square, L.P. (0.05%-NV) (Roswell, GA)      (44)
                —Pacific Park, L. P. (0.01%-NV) (Fort Valley, GA)      (47)
           —Wachovia Guaranteed Tax Credit Fund-WF/CA, LLC (0.01%) (Charlotte, NC)      **
                —Apple Tree Village Partners, L.P. (CA) (99.99%-NV) (Los Angeles, CA)
                —Bentley City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
                —Elysian City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles)
           —Wachovia Guaranteed Tax Credit Fund II, LLC (0.01%) (Charlotte, NC)      **
                —Ashton Hills, L.P. (99.98%-NV) (Valdosta, GA)
                —Ashton Landing, L. P. (99.99%) (Valdosta, GA)
                —Magnolia Arbor, L. P. (99.90%-NV) (Roswell, GA)      (78)
                —Magnolia Creste, L.P. (99.99%-NV) (Roswell, GA)      (117)
           —Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC (0.01%) (Charlotte, NC)      **
                —Canton Mill, LLC (1.0%-NV) (Atlanta, GA) (115)
                —Gatwick Senior Village, L. P. (1%-NV) (Fort Valley, GA)      (54)
                —Magnolia Village, L.P. (1.0%-NV) (Roswell, GA)      (55)
           —Wachovia Guaranteed Tax Credit Fund III-A/NC, LLC (0.01%) (Charlotte, NC)      **
                —Wachovia Guaranteed Middle Tier III-A/NC, LLC (1.0%-NV) (Charlotte, NC)      (12)
           —Wachovia Guaranteed Tax Credit Fund III-CN/GA, LLC (0.01%) (Charlotte, NC)      **
                —Alta Ridgewalk, L.L.C. (0.1%-NV) (Marietta, GA)      (19)
                —Midtown Square, L.P. (0.05%-NV) (Roswell, GA)      (44)
                —Magnolia Heights, L. P. (1.0%-NV) (Atlanta, GA)      (14)
           —Wachovia Guaranteed Tax Credit Fund IV-P/GA, LLC (0.01%) (Charlotte, NC)      **
                —Madison Meadows, L. P. (0.02%-NV) (Lake Mary, FL)      (35)
                —Oconee Springs II, L.P. (GA) (0.01%-NV) (Atlanta, GA)      (66)
           —Wachovia Guaranteed Tax Credit Fund IV-P/NC, LLC (Charlotte, NC) (0.01%)      **
                —Wachovia Guaranteed Middle Tier IV-P/NC, LLC (1.0%-NV) (Charlotte, NC)      (29)
           —Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC (Charlotte, NC) (0.01%)      **
                —Ashton Court, L. P. (0.01%-NV) (Valdosta, GA)      (41)
                —Baltic Park, L. P. (1.0%-NV) (Macon, GA)      (22)
                —Columbia Commons, L.P. (0.01%-NV) (Atlanta, GA)      (51)
                —Heritage Crossing, L. P. (0.01%-NV) (Atlanta, GA)      (61)
                —Johnston Mill Lofts, L.P. (0.01%-NV) (Roswell, GA)      (26)
                —Madison Meadows, LP (0.01%-NV) (Lake Mary, FL)      (35)
                —Magnolia Circle, LP (0.01%-NV) (Decatur, GA)      (24)
                —Mercy Housing Georgia I, L.L.L.P. (0.01%-NV) (Atlanta, GA)      (36)
                —St. Phillip Villas, L.P. (0.01%-NV) (Griffin, GA)      (46)
           —Wachovia Guaranteed Tax Credit Fund IV-U/NC, LLC (Charlotte, NC) (0.01%)      **
           —Wachovia Guaranteed Tax Credit Fund V-F/M, LLC (0.01%) (Charlotte, NC)      **
                —Baltic Park, L.P. (98.99%-NV) (Macon, GA)      (22)
                —Burlington City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
                —Heatherwood Apartments Limited Partnership (99%-NV) (Columbia, SC)
                —Hilltop Preserve Limited Partnership (1%-NV) (Mansfield, MA)      (69)
           —Wachovia Guaranteed Tax Credit Fund V-VA/M, LLC (0.01%) (Charlotte, NC)      **
                —Canal Walk Lofts SCP L.P. (0.01%-NV) (Richmond, VA)      **
                —Canal Walk Lofts II SCP L.P. (0.01%-NV) (Richmond, VA)      **
                     —Canal Walk Lofts II L.P. (1.02%-NV) (Richmond, VA)      (65)
                —CAROLINA/CONSOLIDATED SCP, L.P. (0.01%-NV) (Richmond, VA)      **
                —Clarke CCH SCP, L.P. (0.01%-NV) (Berryville, VA)      **
                —Commerce Street Partners, L.P. (0.01%-NV) (Lynchburg, VA)      **
                —Elf SCP, L.P. (1%-NV) (Richmond, VA)      **
                —Superior Warehouse Apartments SCP, L.P. (0.01%-NV) (Richmond, VA)      **

                —Todd SCP L.P. (0.01%-NV) (Richmond, VA)      **
           —Wachovia Guaranteed Tax Credit Fund-WF/CA-2, LLC (0.005%) (Charlotte, NC)      **      (122)
                —AHC Limited Partnership-10 (60.01%-NV) (Arlington, VA)      (120)
                —Ashton Court, L. P. (99.98%-NV) (Valdosta, GA)      (41)
                —Betty Anne Gardens, L.P. (99.99%-NV) (San Jose, CA)
                —Grande Court Kissimmee Associates, Ltd. (99.90%-NV) (Miami, FL)
                —Timber Run Limited Partnership (99.99%-NV) (Altamonte Springs, FL)
      -Wachovia ARM Securitization, LLC (Charlotte, NC)
      -Wachovia Asset Securitization Holding Corp. (Charlotte, NC)
           —Wachovia Asset Securitization Issuance, LLC (Charlotte, NC)
      -Wachovia Bank and Trust Company (Cayman) Ltd. (George Town, Cayman Islands)
           —Wachovia Secretaries (Cayman) Ltd. (George Town, Cayman Islands)
           —Wachovia Directors (Cayman) Ltd. (George Town, Cayman Islands)
      -Wachovia Capital Finance Corporation (Central) (Chicago, IL)
      -Wachovia Capital Finance Corporation (New England) (Boston, MA)
           —CFC Acushnet Avenue, LLC (Boston, MA)      (3)
      -Wachovia Capital Finance Corporation (Western) (Pasadena, CA)
      -Wachovia Capital Partners, Inc. (Charlotte, NC)
           —Prometheus Investment, LLC (98.99%) (Charlotte, NC)      (6)
      -Wachovia Commercial Mortgage Loan Warehouse Corp. (Charlotte, NC)
      -Wachovia Commercial Mortgage Securities, Inc. (Charlotte, NC)
      -Wachovia Community Development Enterprises I, LLC (99.999%) (Charlotte, NC)      (85)
      -Wachovia Defeasance BOA-FUNB 2001-3 LLC (99.5%)      (123)
      -Wachovia Defeasance BSCMS 1999-C1 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance BSCMS 1999-C1 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance BSCMS 1999-WF2 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance BSCMS 2000-WF1 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance BSCMS 2002-PBW1 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance Chase 1997-2 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance Chase 1999-2 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance Chase 1999-2 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance Chase 2000-1 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance Chase 2000-1 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance Chase 2000-2 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance Chase 2000-3 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance Chase-FUNB 1999-1 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance Chase-FUNB 1999-1 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance CSFB 1997-C1 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance CSFB 1997-C2 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance CSFB 1998-C2 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance CSFB 1998-C2 II LLC (99.5) (Charlotte, NC)      (123)
      -Wachovia Defeasance CSFB 2001-CP4 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance CSFB 2002-CKS4 LLC (99.5%) (Charlotte, NC)      (94)
      -Wachovia Defeasance CSFB 2002-CP5 LLC (99.5%) (Charlotte, NC)      (124)
      -Wachovia Defeasance DLJ 1998-CG1 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance DLJ 1998-CG1 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance DLJ 1999-CG1 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance DLJ 1999-CG1 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance DLJ 1999-CG2 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance DLJ 1999-CG2 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance DLJ 1999-CG3 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance DLJ 1999-CG3 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance DLJ 2000-CF1 LLC (99.5%) (Charlotte, NC)      (124)
      -Wachovia Defeasance FUCM 1999-C4 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance FUCM 1999-C4 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance FU-LB 1997-C1 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance FU-LB II 1997-C2 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance FUNB 1999-C1 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance FUNB 1999-C1 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance FUNB 1999-C4 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance FUNB 2000-C1 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance FUNB 2000-C2 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance FUNB 2000-C2 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance FUNB 2001-C2 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance FUNB 2001-C3 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance FUNB 2001-C4 LLC (99.5%) (Charlotte, NC)      (123)

      -Wachovia Defeasance FUNB-BOA 2001-C1 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance FUNB-BOA 2001-C1 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance FUNB-Chase 1999-C2 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance GE 2002-2 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance GECCMC 2000-1 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance GECCMC 2001-1 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance GECCMC 2001-1 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance GECCMC 2001-2 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance GECCMC 2001-2 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance GECCMC 2001-3 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance GECCMC 2001-3 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance GECCMC 2002-1 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance GECCMC 2002-3 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance GMAC 2002-C3 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance Greenwich 2002-C1 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance GS 1998-C1 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance HF 1999-PH1 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance HF 1999-PH1 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance JPMC 2000-C10 LLC (99.5%) (Charlotte, NC)      (124)
      -Wachovia Defeasance JPMC 2001-CIBC3 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance JPMC 2002-C1 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance JPMC 2002-C1 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance JPMC 2002-C2 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance JPMC 2002-CIBC5 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance JPMC 2003-C1 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance JPMC 2003-ML1 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance LB 1998-C1 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance LB 1998-C4 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance LB 1998-C4 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance LB 1999-C1 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance LB 1999-C1 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance LB 1999-C2 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance LB-UBS 2000-C3 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance LB-UBS 2000-C3 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance LB-UBS 2000-C5 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance LB-UBS 2001-C2 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance LB-UBS 2001-C2 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance LB-UBS 2001-C3 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance LB-UBS 2001-C3 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance LB-UBS 2001-C7 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance LB-UBS 2001-C7 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance LB-UBS 2002-C1 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance LB-UBS 2002-C2 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance LB-UBS 2002-C4 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance LB-UBS 2002-C7 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance LB-UBS 2002-C7 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance LB-UBS 2003-C1 II LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance LB-UBS 2003-C3 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance LB-UBS 2003-C7 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance Management Inc. (Charlotte, NC)
           —Wachovia Defeasance BSCMS 1999-C1 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance Chase 1999-2 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance Chase 2000-1 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance Chase-FUNB 1999-1 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance CSFB 1998-C2 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance DLJ 1998-CG1 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance DLJ 1999-CG1 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance DLJ 1999-CG2 LLC (0.5) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance DLJ 1999-CG3 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance FUCM 1999-C4 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance FUNB 1999-C1 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance FU-LB II 1997-C2 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance FUNB 2000-C2 LLC (0.5) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance FUNB-BOA 2001-C1 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance GE 2002-2 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance GECCMC 2001-1 LLC (0.5%) (Charlotte, NC)      **      (89)

           —Wachovia Defeasance GECCMC 2001-2 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance GECCMC 2001-3 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance Greenwich 2002-C1 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance HF 1999-PH1 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance JPMC 2002-C1 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance LB 1998-C4 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance LB 1999-C1 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance LB-UBS 2000-C3 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance LB-UBS 2001-C2 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance LB-UBS 2001-C3 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance LB-UBS 2001-C7 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance LB-UBS 2002-C7 LLC (0.5%) (Charlotte, NC)      **      (89)
           —Wachovia Defeasance MLMI 1998-C2 LLC (0.5%) (Charlotte, NC)      **      (89)
      -Wachovia Defeasance Management II Inc. (Charlotte, NC)
           —Wachovia Defeasance BOA-FUNB 2001-3 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance BSCMS 1999-C1 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance BSCMS 1999-WF2 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance BSCMS 2000-WF1 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance BSCMS 2002-PBW1 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance Chase 1997-2 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance Chase 1999-2 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance Chase 2000-1 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance Chase 2000-2 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance Chase 2000-3 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance Chase-FUNB 1999-1 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance CSFB 1997-C1 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance CSFB 1997-C2 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance CSFB 1998-C2 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance CSFB 2001-CP4 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance DLJ 1998-CG1 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance DLJ 1999-CG1 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance DLJ 1999-CG2 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance DLJ 1999-CG3 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance FUCM 1999-C4 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance FU-LB 1997-C1 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance FUNB 1999-C1 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance FUNB 1999-C4 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance FUNB 2000-C1 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance FUNB 2000-C2 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance FUNB 2001-C2 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance FUNB 2001-C3 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance FUNB 2001-C4 LLC (0.5%) (Charlotte, NC)     **      (123)
           —Wachovia Defeasance FUNB-BOA 2001-C1 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance FUNB-Chase 1999-C2 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance GECCMC 2000-1 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance GECCMC 2001-1 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance GECCMC 2001-2 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance GECCMC 2001-3 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance GECCMC 2002-1 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance GECCMC 2002-3 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance GMAC 2002-C3 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance GS 1998-C1 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance HF 1999-PH1 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance JPMC 2001-CIBC3 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance JPMC 2002-CIBC5 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance JPMC 2002-C1 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance JPMC 2002-C2 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance JPMC 2003-C1 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance JPMC 2003-ML1 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance LB 1998-C1 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance LB 1998-C4 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance LB 1999-C1 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance LB 1999-C2 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance LB-UBS 2000-C3 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance LB-UBS 2000-C5 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance LB-UBS 2001-C2 II LLC (0.5%) (Charlotte, NC)      **      (123)

           —Wachovia Defeasance LB-UBS 2001-C3 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance LB-UBS 2001-C7 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance LB-UBS 2002-C1 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance LB-UBS 2002-C2 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance LB-UBS 2002-C4 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance LB-UBS 2002-C7 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance LB-UBS 2003-C1 II LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance LB-UBS 2003-C3 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance LB-UBS 2003-C7 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance MLMI 1998-C3 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance MLMI 2002-MW1 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance MSCI 1998-WF2 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance PSSFC 1999-NRF1 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance Wachovia 2002-C1 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance Wachovia 2002-C2 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance Wachovia 2003-C4 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance Wachovia 2003-C7 LLC (0.5%) (Charlotte, NC)      **      (123)
           —Wachovia Defeasance Wachovia 2003-C8 LLC (0.5%) (Charlotte, NC)      **      (123)
      -Wachovia Defeasance Management KeyCorp Inc. (Charlotte, NC)
           —Wachovia Defeasance CSFB 2002-CKS4 LLC (0.5%) (Charlotte, NC)      **      (94)
      -Wachovia Defeasance Management-Midland Inc. (Charlotte, NC)
           —Wachovia Defeasance CSFB 2002-CP5 LLC (0.5%) (Charlotte, NC)      **      (124)
           —Wachovia Defeasance DLJ 2000-CF1 LLC (0.5%) (Charlotte, NC)      **      (124)
           —Wachovia Defeasance JPMC 2000-C10 LLC (0.5%) (Charlotte, NC)      **      (124)
      -Wachovia Defeasance MLMI 1998-C2 LLC (99.5%) (Charlotte, NC)      (89)
      -Wachovia Defeasance MLMI 1998-C3 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance MLMI 2002-MW1 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance MSCI 1998-WF2 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance PSSFC 1999-NRF1 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance Wachovia 2002-C1 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance Wachovia 2002-C2 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance Wachovia 2003-C4 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance Wachovia 2003-C7 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Defeasance Wachovia 2003-C8 LLC (99.5%) (Charlotte, NC)      (123)
      -Wachovia Employer Solutions, LLC (51%) (Tampa, FL)
      -Wachovia Encryption Technologies, LLC (Charlotte, NC)
      -Wachovia Exchange Services, LLC (Charlotte, NC)
           —HNB Auto Exchange, LLC (Charlotte, NC)
           —TQI Exchange, LLC (Charlotte, NC)
           —WES/GP AIRCRAFT LLC (Charlotte, NC)
      -Wachovia Financial Services, Inc. (99%) (Charlotte, NC)      (9)
           —First Union Commercial Leasing Group, L.L.C. (1%) (Charlotte, NC)      (11)
           —First Union Commercial Shared Resources, LLC (Charlotte, NC)
           —First Union Overseas Investment Corporation (Charlotte, NC)
                —Union Hamilton Assurance, Ltd. (Hamilton, Bermuda)
           —First Union Rail Corporation (Charlotte, NC)
                —Ironbrand Capital LLC (1%) (Charlotte, NC)      (8)
                —Railcar Investment, LLC (87.302%) (Wilmington, DE)      (28)
                —Transportation Equipment Advisors, Inc. (Arlington Heights, IL)
           —Ironbrand Capital LLC (99%) (Charlotte, NC)      (8)
                —JV Mortgage Capital, Inc. (50%) (Prospect Heights, IL) (INACTIVE)
                —JV Mortgage Capital, L.P. (49.5%-NV) (Prospect Heights, IL) (INACTIVE)
           —Oxmoor Center, LLC (99%) (Charlotte, NC)      (88)
           —Railcar Investment, LLC (12.698%) (Wilmington, DE)      (28)
           —Wachovia RE, Inc. (Columbia, SC)
      -Wachovia Fixed Income Structured Trading Solutions, LLC (Charlotte, NC)
      -Wachovia Holdings, Inc. (Charlotte, NC)
      -Wachovia International Banking Corporation (Charlotte, NC)
           —Congress Financial Capital (US) Corporation (Charlotte, NC)
                —Congress Financial Capital Company (Halifax, Nova Scotia)
                —Congress Financial Capital Corporation (Canada) (Toronto, Canada)
           —Congress Financial Corporation (Canada) (Toronto, Canada)
           —Evergreen Worldwide Distributors, Ltd. (Hamilton, Bermuda)
           —First Union Commercial Mortgage Services, Inc. (Toronto, Canada) (INACTIVE)
           —Philadelphia International Equities, Inc. (Wilmington, DE)
                —Philadelphia National Limited (14.30%) (London, England)      (10)

                     —Established Holdings Limited (London, England) (INACTIVE)
                     —New World Development Corporation Limited (Nassau, Bahamas)
                     —Philadelphia National Limited (85.70%) (London, England)      (10)
                —Surinvest International Limited (14.785%) (George Town, Cayman Islands)
                —Vector Divisas Casa de Cambio S.A. de C.V. (20%) (Monterrey, Mexico)
                —Wachovia Services Pte. Ltd. (Singapore)
           —Polaris International Securities Investment Trust Co., Ltd. (7.50%) (Taipei, Taiwan)
           —Wachovia Securities International Limited (London, England)
      -Wachovia Large Loan, Inc. (Charlotte, NC)
      -Wachovia Mortgage Corporation (Charlotte, NC)
      -Wachovia Mortgage Loan Trust, LLC (Charlotte, NC)
      -Wachovia Operational Services, LLC (Winston-Salem, NC)
      -Wachovia PASS Co., LLC (Charlotte, NC)
           —Pooled Auto Securities Shelf, LLC (Charlotte, NC)
                —Wachovia Auto Owner Trust 2004-A (0%) (Charlotte, NC)      **
                —Wachovia Auto Owner Trust 2004-B (0%) (Charlotte, NC)      **
                —Wachovia Auto Owner Trust 2005-A (0%) (Charlotte, NC)      **
                —Wachovia Auto Owner Trust 2005-B (0%) (Charlotte, NC)      **
                —Wachovia Auto Owner Trust 2006-A (0%) (Charlotte, NC)      **
      -Wachovia Preferred Funding Holding Corp. (99%) (Roseville, CA)      (63)
           —Wachovia Preferred Funding Corp. (Common – 99.8%; Preferred – 87.73%) (Roseville, CA)      (13)
                —Wachovia Preferred Realty, LLC (98.2%) (Roseville, CA)      (50)
                —Wachovia Real Estate Investment Corp. (Common-99%; Pref.-79.57%) (Roseville, CA)      (57)
      -Washington Apartments Associates, Limited Partnership (99%-NV) (Emmaus, PA)
      -WB Loan Funding 1, LLC (Charlotte, NC)
      -WB Loan Funding 2, LLC (Charlotte, NC)
      -WB Loan Funding 3, LLC (Charlotte, NC)
      -WB Loan Funding 4, LLC (Charlotte, NC)
      -WB Loan Funding 5, LLC (Charlotte, NC)
      -WB Loan Funding 6, LLC (Charlotte, NC)
      -WB Loan Funding 7, LLC (Charlotte, NC)
      -WB Loan Funding 8, LLC (Charlotte, NC)
      -WB Loan Funding 9, LLC (Charlotte, NC)
      -WB Loan Funding 10, LLC (Charlotte, NC)
      -WELF Holding LLC (Charlotte, NC)
      -Wheat Benefit Services, LLC (61.446%) (Richmond, VA) (INACTIVE)
      -William Byrd Hotel Associates, L.P. (99%-NV) (Richmond, VA)
Wachovia Bank of Delaware, National Association (Wilmington, DE)
Wachovia Capital Investments, Inc. (76%) (Roseville, CA)
      -Wachovia High Yield Investments Corporation (Roseville, CA)
      -Wachovia International Capital Corporation (Roseville, CA)
           —Wachovia International Servicos, LTDA (1%) (Sao Paulo, Brazil)      (53)
           —Wachovia Participacoes, Ltda. (.000786%) (Sao Paulo, Brazil) (INACTIVE)      (52)
           —WSH Holdings, Ltd. (George Town, Cayman Islands)
                —Wachovia Participacoes, Ltda. (99.999214%) (Sao Paulo, Brazil) (INACTIVE)      (52)
      -Wachovia International Servicos, LTDA (99%) (Sao Paulo, Brazil)      (53)
      -Wachovia ST Investments, LLC (Roseville, CA)
Wachovia Capital Trust I (New Castle, DE)
Wachovia Capital Trust II (New Castle, DE)
Wachovia Capital Trust V (New Castle, DE)
Wachovia Community Development Corporation (Winston-Salem, NC)
Wachovia Development Corporation (Charlotte, NC)

      -343 South Dearborn II, LLC (99.99%-NV) (Palatine, IL)
      -425 South Tryon Street, LLC (Charlotte, NC)
      -1024 Dodge Street Limited Partnership (99.99%-NV) (Omaha, NE)
      -Alexandria Apartments/Condo Holdings, L.L.C. (97%) (Greenwich, CT)
      -Appomattox Governor’s School L.P. (99.99%-NV) (Richmond, VA)
      -AZ-#3644 Jackson, LLC (Charlotte, NC)
      -Brookside-FUDC Master, LLC (70%) (Nashville, TN) (INACTIVE)
      -Cayman Bay Apartments, LLC (90%) (San Francisco, CA)
      -Fairway 05 Housing, LP (50%) (Dallas, TX)
      -Flagstone Apartment Property, LLC (80%) (Greensboro, NC)
      -Fullerton Towers Holdings, LLC (85%) (Laguna Niguel, CA)
      -Greensboro-Richmond Properties, LLC (66%) (Newport Beach, CA)
      -Hanover/FUDC Master Limited Partnership (80%) (Houston, TX)
           —Lodge at Warner Ranch, LP (Houston, TX) (INACTIVE)
           —Villages at Warner Ranch PUD, LP (Houston, TX)
      -HD Pullman LLC (Charlotte, NC) (INACTIVE)
      -HS-ORLANDO FL, LLC (Charlotte, NC)
      -Knoxville Apartment Portfolio, LLC (65%) (Greensboro, NC)
           —Knoxville-ASH, LLC (Greensboro, NC)
           —Knoxville-Courtyards, LLC (Greensboro, NC)
           —Knoxville-Eagle Pointe, LLC (Greensboro, NC)
           —Knoxville-Forest Ridge I, LLC (Greensboro, NC)
           —Knoxville-Forest Ridge II, LLC (Greensboro, NC)
           —Knoxville-Forest Ridge III, LLC (Greensboro, NC)
           —Knoxville-Smoky Crossing I, LLC (Greensboro, NC)
           —Knoxville-Smoky Crossing II, LLC (Greensboro, NC)
           —Knoxville-Surplus, LLC (Greensboro, NC)
      -KW La Serena 187 LLC (84%) (Beverly Hills, CA)
      -KW/WDC Oxnard, LLC (84%) Beverly Hills, CA)
      -KW/WDC Vista, LLC (90%) (Beverly Hills, CA)
      -Lake Street Lofts, L.L.C. (99%-NV) (Chicago, IL)
      -La Perla Sunny Isles, L.L.C. (72.65%) (Coral Gables, FL)
      -Lessing Partners, LLC (Charlotte, NC)
      -LHC Lake Hills II & III, LLC (Charlotte, NC)
      -MDR Partners, LLC (80%) (Beverly Hills, CA)
      -Meadowmont JV, LLC (90%) (Raleigh, NC)
      -Mountain Ventures Babylon, LLC (Charlotte, NC)
      -Mountain Ventures Buckeye, LLC (Charlotte, NC)
           —Mountain Ventures New Carlisle, LLC (Charlotte, NC)
           —Mountain Ventures Oakwood, LLC (Charlotte, NC)
           —Mountain Ventures Waverly, LLC (Charlotte, NC)
      -Mountain Ventures Conch, LLC (Charlotte, NC)
      -Mountain Ventures Gables, LLC (Charlotte, NC)
      -Mountain Ventures Highway Avenue, LLC (Charlotte, NC)
      -Mountain Ventures Keystone, LLC (Charlotte, NC)
           —Mountain Ventures KS Southeast, LLC (Charlotte, NC)
                —Mountain Ventures KS A1, LLC (Charlotte, NC)
                —Mountain Ventures KS A2, LLC (Charlotte, NC)
           —Mountain Ventures KS Southeast Two, LLC (Charlotte, NC)
      -Mountain Ventures Kings Crown, LLC (Charlotte, NC)
      -Mountain Ventures Manteca, LLC (Charlotte, NC)
      -Mountain Ventures Natica, LLC (Charlotte, NC)
      -Mountain Ventures Oysterbay One, LLC (Charlotte, NC)
      -Mountain Ventures Oysterbay Two, LLC (Charlotte, NC)
      -Mountain Ventures Oysterbay Three, LLC (Charlotte, NC)
      -Mountain Ventures Oysterbay Four, LLC (Charlotte, NC)
      -Mountain Ventures Oysterbay Five, LLC (Charlotte, NC)
      -Mountain Ventures Oysterbay Six, LLC (Charlotte, NC)
      -Mountain Ventures Oysterbay Seven, LLC (Charlotte, NC)
      -Mountain Ventures Oysterbay Eight, LLC (Charlotte, NC)
      -Mountain Ventures Oysterbay Nine, LLC (Charlotte, NC)
      -Mountain Ventures Pecten, LLC (Charlotte, NC)
      -Mountain Ventures Rosemont, LLC (Charlotte, NC)
      -Mountain Ventures Spindle, LLC (Charlotte, NC)
      -Mountain Ventures Travel Centers, LLC (Charlotte, NC)
      -Mountain Ventures Treviso Bay, LLC (Charlotte, NC)

           —Treviso Bay Development, LLC (50%) (Brookfield, WI)
      -Mountain Ventures Triton, LLC (Charlotte, NC)
      -Mountain Ventures Volute, LLC (Charlotte, NC)
      -Mountain Ventures Whelk, LLC (Charlotte, NC)
      -Natomas Villagio, LLC (80%) (Alamo, CA) (INACTIVE)
      -Oakville Pacific Terrace, LLC (Charlotte, NC)
      -Oilwell Supply, L.P. (99.90%-NV) (Dallas, TX)
      -ORL Homestead Road, LLC (Charlotte, NC)
      -Phoenix Metro Holdings, LLC (90%) (Laguna Niguel, CA)
      -Prime Crosstown Holdings, LLC (40%) (New York, NY)
      -Prime Midtown Holdings, LLC (40%) (New York, NY)
           —Prime 308-312 West 30th, LLC (New York, NY)
      -R.B.C. Corporation (Charlotte, NC)
      -Richland Tower – NYC, LLC (Charlotte, NC)
      -Richland Towers-Denver, LLC (Charlotte, NC)
      -Richland Towers-Indianapolis, LLC (Charlotte, NC)
      -RMD Properties, LLC (Charlotte, NC)
           —RMD Desert Valley Properties, LLC (Charlotte, NC)
           —RMD Moreno Valley Sale, LLC (Charlotte, NC)
      -Rocketts View L.P. (99.99%-NV) (Richmond, VA)
      -ROI Adelanto Holdings, LLC (Charlotte, NC)
      -ROS Mojave Desert, LLC (Charlotte, NC)
      -Round Rock Financial, L.P. (85%) (Beverly Hills, CA) (INACTIVE)
      -RWT Preserve Holdings, LLC (Charlotte, NC)
      -Southchase Irvine, LLC (Charlotte, NC)
      -Sterling-Philadelphia PA, LLC (Charlotte, NC) (UNACTIVATED)
      -Tribune Tower Investors, L.P. (99.99%-NV) (Oakland, CA)
      -TRM of North Carolina, LLC (Charlotte, NC)
           —The Ratcliffe, LLC (Charlotte, NC)
      -Valuedrive Investments Limited (30%) (Tortola, British Virgin Islands)
           —Turbo Ventures, Ltd. (50%) (George Town, Cayman Islands)
      -Wachovia KW1, LLC (Charlotte, NC)
           —Timmitch, LLC (80%) (Charlotte, NC)
      -Wachovia KW2, LLC (Charlotte, NC)
           —Chipwill, LLC (80%) (Charlotte, NC)
                —KW Investment Co., Ltd. (Chuo-Ku, Tokyo)
      -Warm Springs Palmdale, LLC (Charlotte, NC)
      -WDC/Hanover Lakewood, LLC (60%) (Charlotte, NC)
           —KW/WDC Parent 2004, LLC (90%) (Beverly Hills, CA)
                —KW/WDC Lakewood, LLC (Beverly Hills, CA)
      -WG-6138 GA, LLC (Charlotte, NC)
      -WG-5885 IA, LLC (Charlotte, NC)
      -WG-5825 IL, LLC (Charlotte, NC)
      -WG-6478 KS, LLC (Charlotte, NC)
      -WG-6920 KS, LLC (Charlotte, NC)
      -WG-7060 KS, LLC (Charlotte, NC)
      -WG-7817 KS, LLC (Charlotte, NC)
      -WG-4511 MI, LLC (Charlotte, NC)
      -WG-5278 MO, LLC (Charlotte, NC)
      -WG-5873 MO, LLC (Charlotte, NC)
      -WG-7428 MO, LLC(Charlotte, NC)
      -WG-6458 OH, LLC (Charlotte, NC)
      -WG-7683 OH, LLC (Charlotte, NC)
      -WG-7865 OH, LLC (Charlotte, NC)
      -WG-6329 TX, LLC (Charlotte, NC)
      -WSI Adelanto Partners, LLC (Charlotte, NC)
      -WSI Cactus & La Paz, LLC (Charlotte, NC)
      -WSI Crown Valley III, LLC (Charlotte, NC)
           —WSI Caughlin Road, LLC (Charlotte, NC)
           —WSI Highland Investment, LLC (Charlotte, NC)
           —WSI Mojave Investments, LLC (Charlotte, NC)
           —WSI Placer Holdings, LLC (Charlotte, NC)
           —WSI West Lancaster, LLC (Charlotte, NC)
      -WSI East Palmdale, LLC (Charlotte, NC)
      -WSI Investment Properties, LLC (Charlotte, NC)
           —WSI Desert Properties, LLC (Charlotte, NC)

      -WSI Lathrop Holdings, LLC (Charlotte, NC)
      -WSI Poppy Ridge, LLC (Charlotte, NC)
      -WSI Ontario Properties, LLC (Charlotte, NC)
Wachovia Exchange Services, Inc. (Winston-Salem, NC)
      -NCT Exchange, LLC (Charlotte, NC)
      -Ryaccom, LLC (Charlotte, NC)
      -Ryder Exchange, LLC (Charlotte, NC)
Wachovia Financial Services, Inc. (1%) (Charlotte, NC)      (9)
Wachovia Insurance Agency, Inc. (Charlotte, NC)
      -Professional Direct Agency, Inc. (Columbus, OH)
           —Finetre Corporation (49%) (Herndon, VA)
Wachovia Insurance Services, Inc. (Charlotte, NC)
      -FEFCO, Inc. (Charlotte, NC)
      -Union Commerce Title Company, LLC (50%) (Charlotte, NC)
Wachovia Investors, Inc. (Charlotte, NC)
      -Argo Partnership, L. P. (8%-NV) (New York, NY)
      -CMLB 2001, LLC (Charlotte, NC)
      -Evergreen Private Equity Fund, L. P. (3.99%-NV) (Charlotte, NC)      (79)
      -Evergreen Private Investment Funds—Hedged Technology Fund, Accredited, L. P. (5.63%-NV) (Charlotte, NC)      **      (20)
      -LYNX 2002-I, Ltd. (George Town, Cayman Islands)
      -Meridian Venture Partners (45.72%-NV) (Radnor, PA)
      -MVP Distribution Partners (45.7237%-NV) (Radnor, PA)
      -Wachovia Capital Partners 1997, LLC (99%) (Charlotte, NC)
      -Wachovia Capital Partners 1998, LLC (99.5%) (Charlotte, NC)
      -Wachovia Capital Partners 1998-II, LLC (99.5%) (Charlotte, NC)
      -Wachovia Capital Partners 1999, LLC (99.5%) (Charlotte, NC)
      -Wachovia Capital Partners 1999-II, LLC (99.5%) (Charlotte, NC)
      -Wachovia Capital Partners 2000, LLC (Charlotte, NC)
      -Wachovia Capital Partners 2001, LLC (Charlotte, NC)
      -Wachovia Capital Partners 2002, LLC (99.5%) (Charlotte, NC)
      -Wachovia Capital Partners 2003, LLC (99.5%) (Charlotte, NC)
           —FUCP/NEP, LLC (Charlotte, NC) (INACTIVE)
      -Wachovia Capital Partners 2004, LLC (99.5%) (Charlotte, NC)
      -Wachovia Capital Partners 2005, LLC (99.5%) (Charlotte, NC)
      -WCP Secondary Fund I GP, LLC (Charlotte, NC)
           —Wachovia Capital Partners Secondary Fund I, L.P. (Charlotte, NC)      **
      -Wheat First Butcher Singer Private Equity Fund, Limited Partnership (1%-NV) (Richmond, VA)      **
Wachovia Life Insurance Company (Charlotte, NC)
Wachovia Preferred Funding Corp. (.15%) (Roseville, CA)      (13)
Wachovia Preferred Funding Holding Corp. (Roseville, CA) (1%)      (63)
Wachovia Private Capital, Inc. (Philadelphia, PA)
Wachovia Real Estate Investment Corp. (1%) (Roseville, CA)      (57)
Wachovia Regional Community Development Corporation, Inc. (51%) (Philadelphia, PA)      *

Wachovia Regional Foundation (Philadelphia, PA)      **
Wachovia Risk Services, Inc. (Charlotte, NC)
Wachovia Services, Inc. (Charlotte, NC)
Wachovia Structured Finance Management, Inc. (Charlotte, NC)
Wachovia Trust Services, Inc. (Winston-Salem, NC)
Waller House Corporation (Philadelphia, PA) (INACTIVE)
WB Re Ltd. (North Charleston, SC)
*      Controlled by management contract – No equity owned.
**    Managing interest, or control.
INACTIVE – became inactive after having been activated or after having been acquired as an active entity
ACQUIRED INACTIVE – acquired as an inactive entity and continuing as such
UNACTIVATED – legally formed but not yet activated

(1)	100% of voting equity owned unless otherwise indicated. NV indicates non-voting equity.
(2)	Special purpose leasing vehicle
(3)	Interest acquired or subsidiary formed in connection with debts previously contracted (DPC)
(4)	Deemed to be controlled due to ownership interest in or control of parent entity.
(5)	100% passive voting interest on limited matters; unaffiliated entity has 100% management control.
(6)	SBIC Investment
(7)	Combined ownership of United Bancshares, Inc. is 5.70% of Voting Common Stock by CoreStates Holdings, Incorporated, 9.40% of Non-Voting Preferred Stock by Wachovia Corporation, and 100% of Non-Voting Class B Common Stock by Wachovia Corporation.
(8)	Combined ownership of Ironbrand Capital LLC is 100% (Wachovia Financial Services, Inc. – 99%, First Union Rail Corporation – 1%)
(9)	Combined ownership of Wachovia Financial Services, Inc. is 100% (99% by Wachovia Bank, National Association and 1% by Wachovia Corporation)
(10)	Combined ownership of Philadelphia National Limited is 100% (85.70% by itself, Philadelphia National Limited, and 14.30% by Philadelphia International Equities, Inc.)
(11)	Combined ownership of First Union Commercial Leasing Group L.L.C. is 100% (Wachovia Bank, National Association – 99%, Wachovia Financial Services, Inc. – 1%)
(12)	Combined ownership of Wachovia Guaranteed Middle Tier III-A/NC, LLC is 0.01% voting by Wachovia Affordable Housing Corp., 98.99%-NV by Wachovia Affordable Housing Community Development Corporation and 1.0% nonvoting by Wachovia Guaranteed Tax Credit Fund III-A/NC, LLC)
(13)	Combined ownership of Wachovia Preferred Funding Corp.: Common – 99.5% by Wachovia Preferred Funding Holding Corp. and 0.15% by Wachovia Corporation; Preferred – 87.73% by Wachovia Preferred Funding Holding Corp.)
(14)	Combined ownership of Magnolia Heights, L.P. is 99.99%-NV (1.0%-NV by Wachovia Guaranteed Tax Credit Fund CN/GA, LLC and 98.99%-NV by TCIG Guaranteed Tax Credit Fund I, LLC)
(15)	Vacant
(16)	Combined ownership of Eagles Creste Housing Partners, L.P. is 99.99%-NV (98.99%-NV by TCF M/F-1, LLC, 0.20%-NV by TCF JH/GA, LLC, and 0.80%-NV by TCF JP/GA, LLC)
(17)	Evergreen Private Investment Funds – Multi-Strategy Fund II, Super Accredited, L. P . is controlled by Evergreen Alternative Strategies, Inc. as general partner, and a portion of its equity (0.91%-NV) is owned by Evergreen Financing Company, LLC
(18)	Combined ownership of Walton Reserve-Seniors, LP is 99.99%-NV (98.99%-NV by TCIG Tax Credit Fund VII, LLC and 1.0%-NV by TCF JH/GA, LLC)
(19)	Combined ownership of Alta Ridgewalk, L.L.C. is 99.9%-NV (99.7%-NV by SouthTrust Community Reinvestment Company, LLC, 0.1%-NV by Wachovia Guaranteed Tax Credit Fund III-GN/GA, LLC, and 0.1%-NV by TCF CON/GA, LLC
(20)	Combined ownership of Evergreen Private Investment Funds—Hedged Technology Fund, Accredited, L.P. is 6.29%-NV (1.55%-NV by Evergreen Alternative Strategies, Inc. and 5.63%-NV controlled by Wachovia Investors, Inc., as general partner)
(21)	100% of Preferred Stock of The Money Store, LLC is owned by an unaffiliated entity, resulting in 22.5% of total voting equity being owned by the unaffiliated entity. Combined internal ownership of the common stock of The Money Store, LLC is 100% — 98% owned by Wachovia Bank, N. A. and 2% owned by Bart, Inc., resulting in 75.95% ownership of total voting equity by Wachovia Bank, N. A. and 1.55% ownership of total voting equity by Bart, Inc.
(22)	Combined ownership of Baltic Park, L.P. is 99.99%-NV (98.99%-NV by Wachovia Guaranteed Tax Credit Fund V-F/M, LLC and 1.0%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)
(23)	Designated as a “financial subsidiary of a U.S. commercial bank”
(24)	Combined ownership of Magnolia Circle, LP is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)
(25)	Combined ownership of Spring Brook Meadows I, LLC is 99.99%-NV (82.99%-NV by Wachovia Affordable Housing Community Development Corporation and 17.0%-NV by Wachovia Guaranteed Middle Tier IV-U/NC, LLC)

(26)	Combined ownership of Johnson Mill Lofts, L.P. is 100% (99.88%-NV by TCIG Guaranteed Tax Credit Fund, III, LLC, 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC, 0.01%-NV by Johnston Mill Master Tenant, L.P. and 0.1%-NV General Partner interest by G. C. Leasing, Inc.)
(27)	Combined ownership of New Dalton 1A LLC is 99.90%-NV (99.89%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Middle Tier IV-P/NC, LLC)
(28)	Combined ownership of Railcar Investment LLC is 100% (87.302% by First Union Rail Corporation and 12.698% by Wachovia Financial Services, Inc.)
(29)	Combined ownership of Wachovia Guaranteed Middle Tier IV-P/NC, LLC is 99.99%-NV and 0.01% voting (98.99%-NV by Wachovia Affordable Housing Community Development Corporation, 1.0%-NV by Wachovia Guaranteed Tax Credit Fund IV-P/NC, LLC, and 0.01% voting by Wachovia Affordable Housing Corp.)
(30)	Combined ownership of EIMCO Trust is 100% (99% by Evergreen Investment Company, Inc. and 1% by Evergreen Asset Management Corp.)
(31)	Combined ownership of Cobblestone Landing, L.P. is 100% (99.89%-NV by Wachovia Affordable Housing Community Development Corporation 0.01% by TCF AEG/GA, LLC, and .10%-NV General Partner interest by North Hart Run, Inc.)
(32)	Combined ownership of Fairview Multifamily LLC is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund V, LLC and 0.01% by Wachovia Guaranteed Middle Tier IV-P/NC, LLC)
(33)	Held by a Wachovia entity or entities in a fiduciary capacity with sole discretionary power to exercise voting rights.
(34)	Combined ownership of Glory Street LLC is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Middle Tier IV-P/NC, LLC)
(35)	Combined ownership of Madison Meadows, LP is 99.99%-NV (99.97%-NV by TCIG Guaranteed Tax Credit Fund III, LLC, 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC, and 0.02%-NV by Wachovia Guaranteed Tax Credit Fund IV-P/GA, LLC)
(36)	Combined ownership of Mercy Housing Georgia I, LLLP is 99.90%-NV (99.89%-NV by Monument Street Funding, Inc. and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)
(37)	Combined ownership of Shenandoah Hotel Associates L.P. is 99.99%-NV (99.98%-NV) by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by SHHO, L.P.)
(38)	Combined ownership of Wachovia Securities Servicos e Participacoes (Brasil) Ltda. is 100% (99.99% by Wachovia Securities, LLC and 0.01% by Wachovia Securities (Argentina) LLC)
(39)	Evergreen Private Investment Funds-Hedged Specialists Fund, Accredited, L.P. is controlled by Evergreen Alternative Strategies, Inc., as general partner, and a portion of its equity (12.10%-NV) is owned by Evergreen Financing Company, LLC
(40)	100% of the Common Stock of Union Hamilton Reinsurance, Ltd. is owned by Wachovia Corporation. 66.6666% of the non-voting Preferred Stock is owned by Union Hamilton Special Purpose Funding 2005-1, LLC and 33.3333% of the non-voting Preferred Stock is owned by Union Hamilton Special Purpose Funding 2005-2, LLC.
(41)	Combined ownership of Ashton Court, L.P. is 99.99%-NV (99.98%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)
(42)	Combined ownership of Monument Street Funding, Inc. is 100% of Common Stock: 1.2979% by Bart, Inc., 92.2178% by Wachovia Bank, N.A., and 6.48430% by FFBIC, Inc. Combined ownership of total equity is 77.79%.
(43)	Combined ownership of First International Advisors, LLC is 100% (50% by Monument Street International Funding-I, LLC and 50% by Monument Street International Funding-II, LLC.)
(44)	Combined ownership of Midtown Square, L.P. is 100% (98.99%-NV by Wachovia Affordable Housing Community Development Corporation, 0.5%-NV by Wachovia Guaranteed Tax Credit Fund-CN/GA, LLC, 0.5%-NV by Wachovia Guaranteed Tax Credit Fund-C/GA, LLC, and 0.01%-NV General Partner interest by North Hart Run, Inc.)
(46)	Combined ownership of St. Phillip Villas, L.P. is 99.99%-NV (99.98%-NV by TCF WF-3, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)
(47)	Combined ownership of Pacific Park, LP is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund II, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund-C/GA, LLC)
(48)	Combined voting control ownership of Augustus Funding, LLC is 49% (48.5% by Monument Street Funding, Inc. and 0.5% by Centurion Funding, Inc.). Monument Street Funding, Inc. owns 99% of the Class C Preference shares, and Centurion Funding, Inc. owns the remaining 1%, representing 49% voting control. Combined total share ownership is 86.96% (86.09% by Monument Street Funding, Inc. and 0.87% by Centurion Funding, Inc.)
(49)	Evergreen Private Investment Funds-Market Neutral Fund, Accredited, L.P. is controlled by Evergreen Alternative Strategies, Inc., as general partner, and a portion of its equity (1.51%-NV) is owned by Evergreen Financing Company, LLC
(50)	Combined ownership of Wachovia Preferred Realty, LLC is 100% (98.2% by Wachovia Preferred Funding Corp. and 1.8% by FFBIC, Inc.)
(51)	Combined ownership of Columbia Commons, L.P. is 99.98% (99.97%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)
(52)	Combined ownership of Wachovia Participatoes, Ltda. is 100% (99.999214% by WSH Holdings, Ltd. and .000786% by Wachovia International Capital Corporation)
(53)	Combined ownership of Wachovia International Servicos, LTDA is 100% (99% by Wachovia Capital Investments, Inc. and 1% by Wachovia International Capital Corporation)
(54)	Combined ownership of Gatwick Senior Village, L.P. is 99.99%-NV (98.99%-NV by Wachovia Affordable Housing Community Development Corporation and 1%-NV by Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC)
(55)	Combined ownership of Magnolia Village, L.P. is 100%-NV (98.9%-NV by TCIG Guaranteed tax Credit Fund II, LLC, 1.0%-NV by Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC, and 0.1%-NV General Partner interest owned by Magnolia Village Partners, LLC.)
(56)	Combined ownership of Gramax Associates, Limited Partnership is 99.99%-NV (50.99%-NV by Wachovia Affordable Housing Community Development Corporation, 24.5%-NV by TCF GW/F, LLC and 24.5%-NV by TCF WF-3, LLC)
(57)	Combined ownership of Wachovia Real Estate Investment Corp. is Common – 1% by Wachovia Corporation and 99% by Wachovia Preferred Funding Corp; Preferred – 1% by Wachovia Corporation and 79.51% by Wachovia Preferred Funding Corp.
(58)	Combined ownership of Pittsburgh Phase I, LP is 99.98%-NV (99.97%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by Pittsburgh State Credit Partner, LLC)
(59)	Combined ownership of Columbia at Bells Ferry Partners, L. P. is 100% (98.90%-NV by TCIG Guaranteed Tax Credit Fund I, LLC, 1.0%-NV by Wachovia Guaranteed Tax Credit Fund-C/GA, LLC, and .10%-NV General Partner interest by North Hart Run, Inc.)
(60)	Combined ownership of Columbia High Point Estate, L.P. is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund II, LLC and 0.01%-NV by TCF AEG/GA, LLC)
(61)	Combined ownership of Heritage Crossing, L. P. is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)
(62)	Combined ownership of Genesis Gardens L.P. is 99.99%-NV (99.9851%-NV by AHG Tax Credit Fund XII L.L.C. and 0.0049%-NV General Partner interest by North Hart Run, Inc.)
(63)	Combined ownership of Wachovia Preferred Funding Holding Corp. is 100% (99% by Wachovia Bank, N. A. and 1% by Wachovia Corporation)

(64)	Combined ownership of Stanton Glenn Limited Partnership is 99.99%-NV (50.99%-NV by Wachovia Affordable Housing Community Development Corporation, 24.5%-NV by TCF GW/F, LLC and 24.5%-NV by TCF WF-3, LLC)
(65)	Combined ownership of Canal Walk Lofts II L.P. is 11.02%-NV (10%-NV by Canal Walk Lofts II Tenant L.P. and 1.02%-NV by Canal Walk Lofts II SCP L.P.)
(66)	Combined ownership of Oconee Springs II, L.P. is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-P/GA, LLC)
(67)	Combined ownership of Seventeenth Street Lofts L.P. is 40.01%-NV (0.01%-NV by Seventeenth Street Lofts SCP L.P. and 40%-NV by Seventeenth Street Lofts Tenant L.P.)
(68)	Combined ownership of Parachute Factory, LC is 6%-NV (1%-NV by Parachute Factory SCP, LLC and 5%-NV by Parachute Factory Tenant, LLC)
(69)	Combined ownership of Hilltop Preserve Limited Partnership is 90.86%-NV (89.86%-NV by TCF GW-2, LLC, and 1%-NV by Wachovia Guaranteed Tax Credit Fund V-F/M, LLC)
(70)	Combined ownership of Rohm & Haas Co. is 27.38% (.04% by Evergreen Investment Management Company, LLC and 27.34% by Wachovia Bank, National Association)
(71)	Vacant
(72)	Combined ownership of Mtn. Ventures Augusta Road Limited Partnership is 100% (99.80%-NV by Mountain Ventures Gables, LLC and 0.20% voting by MV Gables Augusta/Houston, LLC)
(73)	Combined ownership of Harris Redevelopment Partnership II, L.P. is 99.99%-NV (99.96%-NV by Wachovia Affordable Housing Community Development Corporation, 0.02%-NV by Harris Redevelopment State Credit Partner, LLC, and 0.01%-NV by TCF HH/GA, LLC)
(74)	Vacant
(75)	Combined ownership of Wachovia Community Development Enterprises III, LLC, Wachovia Community Development Enterprises IV, LLC and Wachovia Community Development Enterprises V, LLC is 100% (50% by Wachovia Community Development Enterprises, LLC and 50% by Wachovia Affordable Housing Community Development Corporation)
(76)	Combined ownership of Johnston Mill Master Tenant, L.P. is 100% (99.99%-NV by Wachovia Affordable Housing Community Development Corporation and .01%-NV General Partner interest by G. C. Leasing, Inc.)
(77)	Combined ownership of Humble Parkway Apartments Limited Partnership is 99.95%-NV (99.9%-NV by TGIC Guaranteed Tax Credit Fund VII, LLC and .05%-NV by Wachovia Affordable Housing Community Development Corporation)
(78)	Combined ownership of Magnolia Arbor, L.P. is 100% (99.90%-NV by Wachovia Guaranteed Tax Credit Fund II, LLC and .10%-NV General Partner interest by G. C. Leasing, Inc.)
(79)	Combined ownership of Evergreen Private Equity Fund, L.P. is 5.01%-NV (3.99%-NV by Wachovia Investors, Inc. and 1.02%-NV controlled by Evergreen Alternative Strategies, Inc., as general partner)
(80)	Combined ownership of Longwood Vista Apartments, LP is 99.99%-NV (99.98%-NV by TCF BO/F, LLC and 0.01%-NV by TCF U/GA-2, LLC)
(81)	Evergreen Private Investment Funds — Global Multi-Strategy Fund, Accredited, L.P. is controlled by Evergreen Alternative Strategies, Inc., as general partner, and a portion of its equity (85.34%-NV) is owned by Evergreen Financing Company, LLC.
(82)	Combined ownership of Grundy Garden II Senior Apartments, L.P. is 99.99%-NV (88.99%-NV by AHG Tax Credit Fund XVI, L.P. and 11%-NV by Wachovia Affordable Housing Community Development Corporation)
(83)	Combined ownership of Legion Manor Associates Limited Partnership is 99.99%-NV (98.99%-NV by Wachovia Affordable Housing Community Development Corporation and 1.0%-NV by Wachovia Guaranteed Middle Tier IV-U/NC, LLC)
(84)	Combined ownership of Rosedale II, LLC is 99.99%-NV (99.98%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by Wachovia Guaranteed Middle Tier IV-U/NC, LLC)
(85)	Combined ownership of Wachovia Community Development Enterprises I, LLC is 100% (99.999% by Wachovia Bank, National Association and 0.001% by Wachovia Community Development Enterprises, LLC)
(86)	Combined ownership of SouthTrust Community Development, LLC is 100% (99% by SouthTrust Bank and 1% by SouthTrust Community Development Management Corp.)
(87)	Combined ownership of SouthTrust Community Development, Series A, LLC is 100% (99% by SouthTrust Community Development, LLC and 1% by SouthTrust Community Development Management Corp.)
(88)	Combined ownership of Oxmoor Center, LLC is 100% (99% by Wachovia Financial Services, Inc. and 1% controlled by Wachovia Bank, National Association)
(89)	Combined ownership is 100% (99.5% by Wachovia Bank, National Association and 0.5% (and “control”) by Wachovia Defeasance Management Inc.)
(90)	Combined ownership of Professional Building, LLC is 89.99%-NV (89.97%-NV by Wachovia Affordable Housing Community Development Corporation and 0.02%-NV by TCF U/MO, LLC)
(91)	60% owned by Wachovia Investment Holdings, LLC, with 50% voting control.
(92)	Combined ownership of Columbia Senior Residences at MLK, L.P. is 99.99%-NV (99.98% by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by Columbia Senior State Credit Partner, LLC)
(93)	Combined ownership of CWC SCP, LLC is 3.0%-NV (0.50%-NV by Wachovia Affordable Housing Community Development Corporation, 1.0%-NV by TCF CN/VA-2, LLC, 1.0%-NV by TCF U/VA-2, LLC and 0.50%-NV by TCF P/VA, LLC.)
(94)	Combined ownership is 100% (99.5% by Wachovia Bank, National Association and 0.5% (and “control”) by Wachovia Defeasance Management-KeyCorp Inc.
(95)	Combined ownership of Bluffwalk SCP, L.L.C. is 1.0%-NV (0.65% by TCF U/VA-1, LLC and 0.35% by TCF U/VA-2, LLC)
(96 – 114) Vacant
(115)	Combined ownership of Canton Mill, LLC is 99.01%-NV (98.01%-NV by Wachovia Affordable Housing Community Development Corporation
and 1.0%-NV by Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC)
(116)	Combined ownership of Parkland Manor, L.P. is 100% (99.9%-NV by TCF GW/GA, LLC and 0.1%-NV General Partner interest by G. C. Leasing, Inc.)
(117)	Combined ownership of Magnolia Creste, L.P. is 100% (99.99%-NV by Wachovia Guaranteed Tax Credit Fund II, LLC and 0.01% General Partner interest by North Hart Run, Inc.)
(118)	Combined ownership of Rocky Creek SC, LP is 100% (99.9%-NV by TCIG Guaranteed Tax Credit Fund IV, LLC and 0.1%-NV General Partner interest by North Hart Run, Inc.)
(119)	Combined ownership of The Reserve at Ivy Creek, L.P. is 99.90% (99.89%-NV by TCF BO/F, LLC and 0.01%-NV General Partner interest by North Hart Run, Inc.)
(120)	Combined ownership of AHC Limited Partnership-10 is 99.99%-NV (60.01%-NV by Wachovia Guaranteed Tax Credit Fund WF/CA-2, LLC and 39.98%-NV by AHC Limited Partnership-11.)
(121)	99.99% owned by Wachovia Affordable Housing Community Development Corporation and 0.01% owned by TCF U/VA-2, LLC, but controlled by Wachovia Affordable Housing Corp. as manager.
(122)	Combined ownership of Wachovia Guaranteed Tax Credit Fund WF/CA-2, LLC is 0.005% Voting and 0.005%-NV (0.005% Voting and control as manager by Wachovia Affordable Housing Corp. and 0.005%-NV by Gates of Ballston State Credit Investor, LLC.)
(123)	Combined ownership is 100% (99.5% by Wachovia Bank, National Association and 0.5% (and “control”) by Wachovia Defeasance Management II Inc.)
(124)	Combined ownership is 100% (99.5% by Wachovia Bank, National Association and 0.5% (and “control”) by Wachovia Defeasance Management-Midland Inc.)
12/31/05